                                                                    EXHIBIT 10.2

                           FOURTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                          Dated as of October 31, 2002

                                      among

                             GENESEE & WYOMING INC.,
                                 AS US BORROWER

                          QUEBEC GATINEAU RAILWAY INC.,
                              AS CANADIAN BORROWER

                                 THE GUARANTORS,

                         THE LENDING INSTITUTIONS LISTED
                             ON SCHEDULE II HERETO,
                                   AS LENDERS

                              FLEET NATIONAL BANK,
                             AS ADMINISTRATIVE AGENT

                                      with

                             FLEET SECURITIES, INC.
                                   AS ARRANGER

                                       and

                               JPMORGAN CHASE BANK
                        LASALLE BANK NATIONAL ASSOCIATION
                                 SOVEREIGN BANK
                             THE BANK OF NOVA SCOTIA
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                              AS SYNDICATION AGENTS

                                TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION.........................................................   1
        1.1.    Definitions..........................................................................   1
        1.2.    Rules of Interpretation..............................................................   24

2.   THE REVOLVING CREDIT FACILITY...................................................................   25
        2.1.    Commitment to Lend...................................................................   25
        2.2.    Commitment Fee.......................................................................   25
        2.3.    Reduction of Commitments.............................................................   26
        2.4.    The Revolving Credit Notes...........................................................   26
        2.5.    Interest on Revolving Credit Loans...................................................   26
        2.6.    Requests for Revolving Credit Loans..................................................   26
        2.7.    The Swingline........................................................................   31
                  2.7.1     Swing Line Loans.........................................................   31
                  2.7.2.    Request for Swingline Loans..............................................   27
                  2.7.3.    Borrowings to Repay Swingline Loans......................................   28
                  2.7.4.    Evidence of Swingline Loan Obligations...................................   28
                  2.7.5.    Interest on Swingline Loans..............................................   29
        2.8.    US Borrower's Conversion Options; Continuation of Loans..............................   29
                  2.8.1.    Conversion to Different Type of Revolving Credit Loan....................   29
                  2.8.2.    Continuation of Type of Revolving Credit Loan............................   29
                  2.8.3.    LIBOR Rate Loans.........................................................   30
        2.9.    Funds for Revolving Credit Loans.....................................................   30
                  2.9.1.    Funding Procedures.......................................................   30
                  2.9.2.    Advances by Administrative Agent.........................................   30

3.   THE CANADIAN TERM LOAN..........................................................................   31
        3.1.    Commitment to Lend...................................................................   31
        3.2.    Canadian Term Note...................................................................   31
        3.3.    Schedule of Installment Payments of Principal of Canadian Term Loan..................   31
        3.4.    Interest on Canadian Term Loan.......................................................   32
        3.5.    Notification by Canadian Borrower....................................................   32
        3.6.    Interest Periods.....................................................................   36

4.   MANDATORY PREPAYMENT OF LOANS...................................................................   32
        4.1.    Maturity of Loans....................................................................   32
        4.2.    Mandatory Payments of Loans..........................................................   33
                  4.2.1.    Mandatory Repayments of Loans............................................   33
                  4.2.2.    Mandatory Prepayments from Asset Sales and Dispositions..................   33
                  4.2.3.    Mandatory Prepayments from Equity Sales..................................   33
                  4.2.4.    Mandatory Prepayments from Debt Offerings................................   34
                  4.2.5.    Insurance Proceeds.......................................................   34
                  4.2.6.    Application of Repayments................................................   35
        4.3.    Optional Repayments of Loans.........................................................   35

5.   LETTERS OF CREDIT...............................................................................   36
        5.1.    Letter of Credit Commitments.........................................................   36
                  5.1.1.    Commitment to Issue Letters of Credit....................................   36

                  5.1.2.    Letter of Credit Applications............................................   36
                  5.1.3.    Terms of Letters of Credit...............................................   37
                  5.1.4.    Reimbursement Obligations of Lenders.....................................   37
                  5.1.5.    Participations of Lenders................................................   37
        5.2.    Reimbursement Obligation of the US Borrower..........................................   37
        5.3.    Letter of Credit Payments............................................................   38
        5.4.    Obligations Absolute.................................................................   38
        5.5.    Reliance by Issuer...................................................................   39
        5.6.    Letter of Credit Fee.................................................................   39

6.   CERTAIN GENERAL PROVISIONS......................................................................   39
        6.1.    Fees.................................................................................   39
        6.2.    Funds for Payments...................................................................   40
                  6.2.1.    Payments to Administrative Agent.........................................   40
                  6.2.2.    Currency Matters.........................................................   40
        6.3.    Computations.........................................................................   42
        6.4.    Inability to Determine LIBOR Rate....................................................   42
        6.5.    Illegality...........................................................................   43
        6.6.    Additional Costs, Etc................................................................   43
        6.7.    Capital Adequacy.....................................................................   44
        6.8.    Certificate..........................................................................   45
        6.9.    Indemnity............................................................................   45
        6.10.   Interest After Default...............................................................   45
        6.11.   Replacement of Lenders...............................................................   46
        6.12.   Taxes................................................................................   46
        6.13.   Interest Limitation..................................................................   48
        6.14.   Subordination Agreements of the Borrowers............................................   48

7.   GUARANTY AND COLLATERAL SECURITY................................................................   49
        7.1.    Guaranty.............................................................................   49
        7.2.    Guarantors Agreement to Pay Enforcement Costs, Etc...................................   49
        7.3.    Effectiveness; Enforcement...........................................................   50
        7.4.    Waivers..............................................................................   50
        7.5.    Expenses.............................................................................   50
        7.6.    Concerning Joint and Several Liability of the Guarantors.............................   51
        7.7.    Indemnity............................................................................   54
        7.8.    Security of Borrowers and Guarantors.................................................   54
                  7.8.1.    All Obligations..........................................................   54
                  7.8.2.    Canadian Obligations.....................................................   54
                  7.8.3.    Real Estate..............................................................   55

8.   REPRESENTATIONS AND WARRANTIES..................................................................   55
        8.1.    Corporate Authority..................................................................   55
                  8.1.1.    Incorporation; Good Standing.............................................   55
                  8.1.2.    Authorization............................................................   55
                  8.1.3.    Enforceability...........................................................   55
        8.2.    Governmental Approvals...............................................................   56
        8.3.    Title to Properties; Leases..........................................................   56
        8.4.    Financial Statements and Projections.................................................   56
                  8.4.1.    Financial Statements.....................................................   56

                  8.4.2.    Projections..............................................................   56
        8.5.    No Material Changes, Etc.; Solvency..................................................   57
                  8.5.1.    Changes..................................................................   57
                  8.5.2.    Solvency.................................................................   57
        8.6.    Franchises, Patents, Copyrights, Etc.................................................   57
        8.7.    Litigation...........................................................................   57
        8.8.    Compliance with Other Instruments, Laws, Etc.........................................   57
        8.9.    Tax Status...........................................................................   57
        8.10.   No Event of Default..................................................................   58
        8.11.   Holding Company and Investment Company Acts..........................................   58
        8.12.   Certain Transactions.................................................................   58
        8.13.   Employee Benefit Plans...............................................................   58
                  8.13.1.   In General...............................................................   58
                  8.13.2.   Guaranteed Pension Plans.................................................   58
                  8.13.3.   Multiemployer Plans......................................................   59
                  8.13.4.   Canadian Plans...........................................................   59
        8.14.   Use of Proceeds; Regulations U and X.................................................   59
        8.15.   Environmental Compliance.............................................................   60
        8.16.   Subsidiaries, Etc....................................................................   61
        8.17.   Capitalization.......................................................................   61
        8.18.   Fiscal Year..........................................................................   61
        8.19.   Operation of Railroads...............................................................   61
        8.20.   Disclosure...........................................................................   62
        8.21.   No Withholding.......................................................................   62

9.   AFFIRMATIVE COVENANTS OF THE BORROWERS..........................................................   62
        9.1.    Punctual Payment.....................................................................   62
        9.2.    Maintenance of Office................................................................   62
                  9.2.1.    US Borrower and US Guarantors............................................   62
                  9.2.2.    Canadian Borrower and Canadian Guarantors................................   63
        9.3.    Records and Accounts.................................................................   63
        9.4.    Financial Statements, Certificates and Information...................................   63
        9.5.    Notices..............................................................................   64
                  9.5.1.    Defaults.................................................................   64
                  9.5.2.    Environmental Events.....................................................   64
                  9.5.3.    Notice of Litigation and Judgments.......................................   65
                  9.5.4.    Notification of Derailments..............................................   65
        9.6.    Corporate Existence; Maintenance of Properties.......................................   65
        9.7.    Insurance............................................................................   66
        9.8.    Taxes................................................................................   66
        9.9.    Inspection of Properties and Books, Etc..............................................   66
                  9.9.1.    General..................................................................   66
                  9.9.2.    Communications with Accountants..........................................   66
        9.10.   Compliance with Laws, Contracts, Licenses, and Permits...............................   67
        9.11.   Employee Benefit Plans...............................................................   67
        9.12.   Use of Proceeds......................................................................   67
        9.13.   Further Assurances...................................................................   67
        9.14.   Additional Subsidiaries..............................................................   67

10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.....................................................   68

        10.1.   Restrictions on Indebtedness.........................................................   68
        10.2.   Restrictions on Liens................................................................   70
        10.3.   Restrictions on Investments..........................................................   71
        10.4.   Distributions and Restricted Payments................................................   74
        10.5.   Merger, Acquisitions and Disposition of Assets.......................................   75
                  10.5.1.   Mergers and Acquisitions.................................................   75
                  10.5.2.   Disposition of Assets....................................................   75
        10.6.   Sale and Leaseback...................................................................   75
        10.7.   Compliance with Environmental Laws...................................................   75
        10.8.   Employee Benefit Plans...............................................................   76
        10.9.   Business Activities..................................................................   76
        10.10.  Capitalization.......................................................................   77
        10.11.  Fiscal Year..........................................................................   77
        10.12.  Restrictions on Negative Pledges and Upstream Limitations............................   77
        10.13.  Transactions with Affiliates.........................................................   77

11.  FINANCIAL COVENANTS OF THE BORROWERS............................................................   78
        11.1.   Funded Debt to EBITDAR Ratio.........................................................   78
        11.2.   Interest Coverage....................................................................   78
        11.3.   Tangible Net Worth...................................................................   78
        11.4.   Capital Expenditures.................................................................   78

12.  CLOSING CONDITIONS..............................................................................   79
        12.1.   Loan Documents, etc..................................................................   79
        12.2.   Certified Copies of Charter Documents................................................   79
        12.3.   Corporate or Other Action............................................................   79
        12.4.   Incumbency Certificate...............................................................   79
        12.5.   Validity of Liens....................................................................   79
        12.6.   Perfection Certificates and Lien Search Results......................................   80
        12.7.   Certificates of Insurance............................................................   80
        12.8.   Opinion of Counsel...................................................................   80
        12.9.   Payment of Fees......................................................................   80
        12.10.  Disbursement Instruction.............................................................   80
        12.11.  Closing Certificate..................................................................   80
        12.12.  Closing Date Funded Debt to EBITDAR Ratio............................................   81
        12.13.  CSX Remaining Debt...................................................................   80

13.  CONDITIONS TO ALL BORROWINGS....................................................................   81
        13.1.   Representations True; No Event of Default............................................   81
        13.2.   Proceedings and Documents............................................................   81

14.  EVENTS OF DEFAULT; ACCELERATION; ETC............................................................   81
        14.1.   Events of Default and Acceleration...................................................   81
        14.2.   Termination of Commitments...........................................................   85
        14.3.   Remedies.............................................................................   85

15.  SETOFF..........................................................................................   85

16.  THE ADMINISTRATIVE AGENT........................................................................   86

        16.1.   Authorization........................................................................   86
        16.2.   Employees and Agents.................................................................   87
        16.3.   No Liability.........................................................................   87
        16.4.   No Representations...................................................................   87
                  16.4.1.   General..................................................................   87
                  16.4.2.   Closing Documentation, Etc...............................................   88
        16.5.   Payments.............................................................................   88
                  16.5.1.   Payments to Administrative Agent.........................................   88
                  16.5.2.   Distribution by Administrative Agent.....................................   88
                  16.5.3.   Delinquent Lenders.......................................................   88
        16.6.   Holders of Notes.....................................................................   89
        16.7.   Indemnity............................................................................   89
        16.8.   Administrative Agent as Lender.......................................................   89
        16.9.   Resignation..........................................................................   89
        16.10.  Notification of Defaults and Events of Default.......................................   90
        16.11.  Duties in the Case of Enforcement....................................................   90
        16.12.  Quebec Security......................................................................   90
        16.13.  Duties of Syndication Agents.........................................................   109

17.  EXPENSES........................................................................................   91

18.  INDEMNIFICATION.................................................................................   91

19.  SURVIVAL OF COVENANTS, ETC......................................................................   92

20.  SUCCESSORS AND ASSIGNS..........................................................................   92
        20.1.   General Conditions...................................................................   93
        20.2.   Assignments..........................................................................   93
        20.3.   Register.............................................................................   94
        20.4.   Participations.......................................................................   94
        20.5.   Payments to Participants.............................................................   94
        20.6.   Miscellaneous Assignment Provisions..................................................   94
        20.7.   Assignee or Participant Affiliated with the Borrowers................................   95
        20.8.   New Notes............................................................................   95
        20.9.   Special Purpose Funding Vehicle......................................................   96

21.  NOTICES, ETC....................................................................................   96

22.  GOVERNING LAW...................................................................................   97

23.  HEADINGS........................................................................................   98

24.  COUNTERPARTS....................................................................................   98

25.  ENTIRE AGREEMENT, ETC...........................................................................   98

26.  WAIVER OF JURY TRIAL, ETC.......................................................................   98
27.  CONSENTS, AMENDMENTS, WAIVERS, ETC..............................................................   99
        27.1.   Consents and Approvals...............................................................   120
        27.2.   Increase in Commitments or Addition of a New Term Loan...............................   120

28.  SEVERABILITY....................................................................................   101

29.  TRANSITIONAL ARRANGEMENTS.......................................................................   101
        29.1.   Prior Credit Agreement Superseded....................................................   101
        29.2.   Return and Cancellation of Prior Notes...............................................   101
        29.3.   Interest and Fees under Superseded Agreement.........................................   101

30.  DISTRIBUTION OF COLLATERAL PROCEEDS.............................................................   101

31.  Treatment of Certain Confidential Information...................................................   102
        31.1.   Confidentiality......................................................................   102
        31.2.   Prior Notification...................................................................   103
        31.3.   Other................................................................................   103

COPIES OF OMITTED EXHIBITS AND SCHEDULES WILL BE PROVIDED UPON WRITTEN REQUEST

                             EXHIBITS AND SCHEDULES

Exhibit A                    Form of Revolving Credit Note
Exhibit B                    Form of Canadian Term Note
Exhibit C-1                  Form of Revolving Credit Loan Request
Exhibit C-2                  Form of Swingline Loan Request
Exhibit C-3                  Form of Continuation Request
Exhibit D                    Form of Compliance Certificate
Exhibit E                    Form of Instrument of Adherence (Guaranty)
Exhibit F                    Form of Assignment and Acceptance

Schedule I                   Guarantors
Schedule II                  Lenders and Commitments
Schedule III                 Existing Letters of Credit
Schedule 8.3                 Titles to Properties; Leases
Schedule 8.7                 Litigation
Schedule 8.12                Certain Transactions
Schedule 8.13                ERISA
Schedule 8.15                Environmental Compliance
Schedule 8.16                Subsidiaries; Joint Ventures
Schedule 8.17                Capitalization
Schedule 8.19                Operating Locations
Schedule 9.7                 Insurance
Schedule 10.1                Existing Indebtedness
Schedule 10.2                Existing Liens
Schedule 10.3                Existing Investments

                           FOURTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Credit Agreement") is made as of October 31, 2002 by and among
(a) GENESEE & WYOMING INC., a Delaware corporation ("GWI" or the "US Borrower"),
(b) QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada ("Quebec" or the "Canadian Borrower", collectively the US Borrower and the Canadian Borrower, the "Borrowers"), (c) the Subsidiaries of the US Borrower listed on Schedule I hereto and any other Person which may become a guarantor of the Obligations in accordance with (Section)9.14 (the "US Guarantors"), (d) GENESEE RAIL-ONE INC. ("GRO"), MIRABEL RAILWAY INC. ("Mirabel"), RAIL-ONE INC ("Rail-One"), HURON CENTRAL RAILWAY INC. and ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC. and any other Person which may become a guarantor of the Canadian Obligations in accordance with (Section)9.14 (the "Canadian Guarantors"), (e) FLEET NATIONAL BANK, a national banking association and the other lending institutions listed on Schedule II hereto, (f) FLEET NATIONAL BANK, as administrative agent for itself and such lending institutions (acting in such capacity, the "Administrative Agent"), and (g) JPMORGAN CHASE BANK, LASALLE BANK NATIONAL ASSOCIATION, SOVEREIGN BANK, THE BANK OF NOVA SCOTIA, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents (the "Syndication Agents").

         WHEREAS, pursuant to that certain Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 17, 1999 (as heretofore amended, the "Prior Credit Agreement"), certain Lenders have made loans to the US Borrower and the Canadian Borrower for the purposes described therein; and

         WHEREAS, GWI has requested that the Lenders and the Administrative Agent amend and restate the Prior Credit Agreement in its entirety to, among other things:

         (a)      increase the Total Commitment to $223,000,000;

         (b) increase the Canadian Term Loan to the Canadian Dollar Equivalent of $27,000,000;

         (c) convert the loans and letters of credit under the Prior Credit Agreement into Loans and Letters of Credit hereunder; and

         (d) make certain other changes to the terms and provisions of the Prior Credit Agreement.

         NOW THEREFORE, the Borrowers, the Guarantors, the Lenders and the Administrative Agent hereby agree that, subject to (Section)29 hereof, the Prior Credit Agreement (including all the schedules and exhibits thereto) is hereby amended and restated in its entirety as set forth herein:

         1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this (Section)1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Adjustment Date. Each April 1, June 1, September 1 and December 1 of each calendar year.

         Administrative Agent. See preamble.

         Administrative Agent's Office. The Administrative Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

         Administrative Agent's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Administrative Agent.

         Administrative Questionnaire. An Administrative Questionnaire in a form supplied by the Administrative Agent.

         Affected Lender. See (Section)6.11.

         Affiliate. Any Person that would be considered to be an affiliate of another Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such other Person were issuing securities.

         Agents. Collectively, the Administrative Agent and the Syndication Agents.

         Agent's Fees. See (Section)6.1(a).

         Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Funded Debt to EBITDAR Ratio, as determined for the fiscal period of the Borrowers and their Restricted Subsidiaries ending immediately prior to the applicable Rate Adjustment Period (except for any Rate Adjustment Period beginning on April 1 of any calendar year for which the Applicable Margin will be determined by reference to the Funded Debt to EBITDAR Ratio for the fiscal period ending on the immediately preceding December 31).

              Funded Debt to        Base Rate         LIBOR         Letter of         Commitment
                 EBITDAR           Applicable       Rate, CDOR       Credit            Fee Rate
                  Ratio              Margin           Rate,        Applicable          --------
                  -----              ------         Canadian         Margin
  Level                                             LIBOR Rate       ------
  -----                                             Applicable
                                                      Margin
                                                      ------
---------------------------------------------------------------------------------------------------
     I        Greater than or          1.00%           2.50%           2.50%            0.500%
              equal to 3.00 to
              1.00

---------------------------------------------------------------------------------------------------

              Funded Debt to        Base Rate         LIBOR         Letter of         Commitment
                 EBITDAR           Applicable       Rate, CDOR       Credit            Fee Rate
                  Ratio              Margin           Rate,        Applicable          --------
                  -----              ------         Canadian         Margin
  Level                                             LIBOR Rate       ------
  -----                                             Applicable
                                                      Margin
                                                      ------
---------------------------------------------------------------------------------------------------
     II       Greater than or          0.75%           2.25%           2.25%            0.500%
              equal to 2.50 to
              1.00 but less
              than 3.00 to 1.00
---------------------------------------------------------------------------------------------------
     III      Greater than or          0.50%           2.00%           2.00%            0.375%
              equal to 2.00 to
              1.00 but less
              than 2.50 to 1.00
---------------------------------------------------------------------------------------------------
     IV       Less than 2.00 to        0.25%           1.75%           1.75%           0.375%
              1.00
---------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, (a) during the period commencing on the Closing Date through the first Adjustment Date following the Closing Date, the Applicable Margin shall be the Applicable Margin set forth for Level III above, and (b) if the Borrowers fail to deliver any Compliance Certificate pursuant to (Section)9.4(c) hereof, then, for the period commencing on the date such Compliance Certificate was due pursuant to (Section)9.4(c) through the date such Compliance Certificate is actually delivered to the Lenders, the Applicable Margin shall be the highest Applicable Margin set forth above.

         Approved Fund. Any Fund that is administered or managed by (a) a Lender, (b) a Lender Affiliate or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         ARG. Australian Railroad Group, Pty., Ltd, ACN 080 579 308, an Australian limited company formerly known as Genesee & Wyoming Australia Pty. Limited ("GWAI"), fifty percent of the shares of which are owned by Australian Holdco.

         Arranger. Fleet Securities, Inc.

         ASR. Australia Southern Railroad Pty. Limited, ACN 079 444 296, an Australian limited company and wholly-owned Subsidiary of ARG.

         Asset Reinvestment. See (Section)4.2.2 (a).

         Assignment and Acceptance. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by (Section)20.1), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

         Australian Holdco. GWI Holdings Pty. Limited, ACN 094 819 806, an Australian limited company and wholly-owned Subsidiary of GWI.

         Balance Sheet Date. December 31, 2001.

         Banks. As used in the Canadian Security Documents, Banks shall have the same definition as Lenders herein.

         Base Rate. The higher of (a) the annual rate of interest announced from time to time by the Administrative Agent as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. Changes in the Base Rate resulting from any changes in the Administrative Agent's "prime rate" shall take place immediately without notice or demand of any kind.

         Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

         Borrowers. Collectively, the US Borrower and the Canadian Borrower, and the term Borrower shall apply to each of them individually.

         BPR. Buffalo & Pittsburgh Railroad, Inc., a Delaware corporation.

         Canadian Borrower. See preamble.

         Canadian Business Day. Any day on which banking institutions in Montreal, Quebec and Boston, Massachusetts are open for the transaction of banking business, and also in the case of Canadian LIBOR Rate Loans, a day which is a LIBOR Business Day.

         Canadian Counsel. Stikeman Elliott or such other counsel as may be approved by the Administrative Agent.

         Canadian Dollar Equivalent. On any date of determination, with respect to an amount denominated in Canadian Dollars, such amount of Canadian Dollars, and with respect to an amount denominated in a currency other than Canadian Dollars, the amount of Canadian Dollars (as conclusively ascertained by the Administrative Agent absent manifest error) which could be purchased by the Administrative Agent with that amount of such other currency at the spot rate of exchange quoted by the Administrative Agent in the applicable foreign exchange market on the date of determination for the purchase of Canadian Dollars with such currency.

         Canadian Dollars or Cdn.$. Lawful currency of Canada.

         Canadian Guaranteed Obligations. See (Section)7.1.

         Canadian Guarantors. See preamble.

         Canadian LIBOR Rate. In respect of each Interest Period for a Canadian LIBOR Rate Loan, the rate for deposits in Canadian Dollars for a period comparable to such Interest Period which appears on Telerate Page 3740 of the Dow Jones Market Service (formerly known as the Telerate Service) (or such other page as may be designated as a replacement page for such deposits) as of 11:00 a.m. (London time) two Canadian Business Days before the first day of such Interest Period.

         Canadian LIBOR Rate Loans. All or any portion of the Canadian Term Loan bearing interest calculated by reference to the Canadian LIBOR Rate.

         Canadian Obligations. All indebtedness, obligations and liabilities of the Canadian Borrower to the Lenders and the Administrative Agent (a) under or in respect of or in connection with the Canadian Term Loan and the Canadian Term Notes and including any interest thereon or fees or expenses in respect thereof, (b) under any Hedging Agreement between the Canadian Borrower and any Lender (including the Swingline Lender and Issuing Lender) or any Lender Affiliate, and (c) under any of the other Loan Documents to which the Canadian Borrower or the Canadian Guarantors are a party.

         Canadian Plans. All the employee benefit, fringe benefit, supplemental unemployment benefit, bonus, incentive, profit sharing, termination, change of control, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, programmes, arrangements or practices relating to the current or former employees, officers or directors of the Canadian Borrower and the Canadian Guarantors maintained, sponsored or funded by the Canadian Borrower or the Canadian Guarantors (as the case may be), whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered.

         Canadian Security Agreements. Each of (a) the Deeds of Hypothec, (b) that certain Security Agreement, dated August 17, 1999 entered into by GRO in favor of the Administrative Agent, (c) the Huron Security Agreement, (d) the Quebec Bond, and (e) the Quebec Bond Pledge Agreement, in each case in form and substance satisfactory to the Administrative Agent.

         Canadian Security Documents. Collectively, the Canadian Security Agreements, the GRO Pledge Agreements, the Rail-One Pledge Agreement, the GWI Pledge Agreement, the GWIC Stock Pledge Agreement, the Emons Pledge Agreement and all other instruments and documents required to be executed or delivered pursuant to any Canadian Security Documents.

         Canadian Term Loan. The term loan made by the Lenders in accordance with their Commitment Percentages to the Canadian Borrower on the Closing Date pursuant to (Section)3.1 in the Canadian Dollar Equivalent of the aggregate principal amount of $27,000,000.

         Canadian Term Notes. See (Section)3.2.

         Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

         Capital Expenditures. Amounts paid or indebtedness incurred (without duplication) by the Borrowers or their Restricted Subsidiaries in connection with the purchase or lease by any of the Borrowers or any of their Restricted Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP, less amounts reimbursed by third parties.

         Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

         Capitalized Leases. Leases under which any of the Borrowers or any of their Restricted Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         Casualty Event. With respect to any property (including any interest in property) of the Borrowers or any of their Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which such Borrower or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

         CDOR Rate. The annual rate of interest equal to the average 30 day rate applicable to Canadian bankers' acceptances appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. (1991
ISDA) definitions, as modified and amended from time to time) as of 10:00 am. (New York time) on such day, or if such day is not a Canadian and a US Business Day, then on the immediately preceding Canadian and US Business Day; provided that if such rate does not appear on the Reuters' Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be calculated as the arithmetic mean of the 30 day rates applicable to Canadian bankers' acceptances quoted by the banks which are listed in Schedule I to the Bank Act (Canada) as of 10:00 a.m. (New York time) on such day, or if such day is not a Canadian and a US Business Day, then on the immediately preceding Canadian and US Business Day.

         CDOR Rate Loans. All or any portion of the Canadian Term Loan bearing interest calculated by reference to the CDOR Rate.

         CERCLA. See (Section)8.15.

         Certificate of Designation. The certificate evidencing the Series A Preferred Stock in the form delivered to the Administrative Agent.

         CFCM. Compania de Ferrocarriles Chiapas-Mayab S.A. de C.V. a Mexican corporation and an Unrestricted Subsidiary of GWI.

         Closing Date. The first date on which the conditions set forth in (Sections)12 and 13 have been satisfied and any Loans are to be converted or made or any Letters of Credit are to be converted or issued hereunder.

         Code. The Internal Revenue Code of 1986, as amended, together with any regulations issued thereunder.

         Collateral. All of the property, rights and interests of the Borrowers and their Restricted Subsidiaries that are or are intended to be subject to the security interests created by the US Security Documents or the Canadian Security Documents.

         Commitment. With respect to each Lender, the amount set forth on
Schedule II hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, to participate in Swingline Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the US Borrower, as the same may be increased or reduced from time to time.

         Commitment Fee. See (Section)2.2.

         Commitment Fee Rate. The Commitment Fee Rate set forth in accordance with the definition of Applicable Margin hereof.

         Commitment Percentage. With respect to each Lender, the percentage set forth next to such Lender's name on Schedule II hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders, and with respect to the Canadian Term Loan, such Lender's percentage of the outstanding Canadian Term Loan, as the same may be adjusted in accordance with (Section)20.

         Compliance Certificate. See (Section)9.4(c).

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrowers and their Restricted Subsidiaries, consolidated in accordance with GAAP.

         Consolidated EBITDA. For any fiscal period of the Borrowers and their Restricted Subsidiaries, an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus in each case, to the extent deducted in computing Consolidated Net Income and without duplication, (b) Consolidated Total Interest Expense for such fiscal period, (c) income tax expense for such fiscal period, (d) the aggregate amount of depreciation and amortization for such fiscal period, and (e) all losses from the sale of assets of the Borrowers and their Restricted Subsidiaries (except to the extent the losses from sales of assets are related to sales of assets purchased during the fiscal period) minus
(f) to the extent included in computing Consolidated Net Income, all gains from the sale of assets of the Borrowers and their Restricted Subsidiaries (except to the extent the gains from sales of assets are related to sales of assets purchased during the fiscal period).

         Consolidated EBITDAR. For any fiscal period of the Borrowers and their Restricted Subsidiaries, an amount equal to the sum of (a) Consolidated EBITDA for such fiscal period (which shall include EBITDA of the businesses acquired by the Borrowers or any of their Restricted Subsidiaries through Permitted Acquisitions during such fiscal period (each an "Acquired Business"), including Emons and its Restricted Subsidiaries and Utah Railway Company, or the Restricted Subsidiaries acquired or formed during such fiscal period (each a "New Subsidiary"); in each case, on a pro forma basis in an amount such that the actual EBITDA of such Acquired Business or New Subsidiary included in such period plus the amount of pro forma EBITDA of such Acquired Business or New Subsidiary included in such period (the "ProForma EBITDA") equals one year of EBITDA credit; provided that, (i) such calculations shall be made with reference to the audited financial statements of such Acquired Businesses or New Subsidiaries for the most recent fiscal year ended of such Acquired Businesses or New Subsidiaries and any unaudited quarterly statements which have been received since the most recent fiscal year ended of such Acquired Business or New Subsidiaries, or (ii) in the event that there are only unaudited financial results or no financial results available with respect to such Acquired Businesses or New Subsidiaries, such calculations shall be made with reference to other acceptable financial statements or reasonable estimates of such past performance made by the Borrowers based on existing data and other available information, such financial statements or, as the case may be, estimates to be agreed upon by the Borrowers and the Administrative Agent and, with respect to Permitted Acquisitions for which the total consideration therefor exceeds $25,000,000, the Required Lenders plus (b) to the extent deducted in computing Consolidated Net Income, all payments and rental charges made by any of the Borrowers or any of their Restricted Subsidiaries (including any Acquired Business or New Subsidiary) during such fiscal period in respect to operating leases plus (c) expenses for such fiscal period with respect to Permitted Acquisitions which are (i) discontinued upon the effective date of Permitted Acquisition or within sixty days thereof, (ii) approved by the Administrative Agent (which approval shall not be unreasonably withheld) and (iii) otherwise consistent with Regulation S-X. By way of example only, Proforma EBITDA of an Acquired Subsidiary or a New Subsidiary would be determined, at any time during the first four fiscal quarters following a Permitted Acquisition or the formation of a New Subsidiary, by multiplying (A) the annual pro forma EBITDA of such Person determined at the time of such acquisition or formation by (B) a fraction, the numerator of which equals 365 minus the number of days elapsed from the closing date of such acquisition or formation to the applicable date of determination, and the denominator of which equals 365. For purposes of this definition, (y) with respect to Emons and its Restricted Subsidiaries, the annual pro forma EBITDA determined at the closing of the acquisition thereof is $5,700,000 and the closing date therefor was February 22, 2002 and (z) with respect to Utah Railway Company, the annual pro forma EBITDA determined at the closing of the acquisition thereof is $8,032,000 and the closing date therefor was August 28, 2002.

         Consolidated Funded Debt. As at any date of determination, an amount equal to the aggregate amount of Indebtedness of the Borrowers and their Restricted Subsidiaries, determined on a consolidated basis, related to the borrowing of money or the obtaining of credit (which the parties hereto agree for the purposes of this definition does not include Indebtedness permitted under (Sections)10.1(b), (c), (d), (e), (h) and (j) hereof) whether absolute or contingent, including, to the extent not included in such Indebtedness, the net present value (using a discount rate of 8% per annum) of all operating leases with a non-cancellable term of longer than one year and all Indebtedness guaranteed by any of the Borrowers or any of their Restricted Subsidiaries.

         Consolidated Net Income. The consolidated net income of the Borrowers and their Restricted Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income or loss; minus any equity in the net income of (or plus any equity in the net loss of) any minority equity investment of any Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary, plus cash dividends or similar cash Distributions paid to the Borrowers or their Restricted Subsidiaries from any Unrestricted Subsidiary, during the applicable period.

         Consolidated Tangible Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the sum of:

         (a) the total book value of all assets of the Borrowers and their Restricted Subsidiaries properly classified as intangible assets under GAAP, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

         (b) all amounts representing any write-up in the book value of any assets of the Borrowers or their Restricted Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

         (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

         Consolidated Total Assets. All assets ("consolidated balance sheet assets") of the Borrowers and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

         Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrowers and their Restricted Subsidiaries during such period on all Indebtedness of the Borrowers and their Restricted Subsidiaries related to the borrowing of money or the obtaining of credit outstanding during all or any part of such period, including payments consisting of interest in respect of any Capitalized Lease and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money (other than non-cash interest or fees) solely to the extent that such fees are properly included as interest expense in accordance with GAAP.

         Consolidated Total Liabilities. All liabilities of the Borrowers and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Borrowers and their Restricted Subsidiaries.

         Continuation Request. A notice given by the Canadian Borrower to the Administrative Agent of the Canadian Borrower's election to continue a Canadian LIBOR Rate Loan in accordance with (Section)3.5.

         Conversion Request. A notice given by the US Borrower to the Administrative Agent of such Borrower's election to convert or continue a Loan in accordance with (Section)2.8.

         Corpus Christi Lease. The Lease Agreement dated as of July 25, 1997 between Port of Corpus Christi Authority of Nueces County, Texas, as Lessor and Corpus Christi Terminal Railroad, Inc. as Lessee, with respect to certain railroad property and facilities, in substantially the form delivered to the Administrative Agent on or prior to the date hereof.

         Credit Agreement. This Fourth Amended and Restated Revolving Credit and Term Loan Agreement, as amended, modified or supplemented and in effect from time to time, including the Schedules and Exhibits hereto.

         Creditors. See (Section)7.7.

         CSX. CSX Transportation, Inc., a Virginia corporation.

         CSX Remaining Debt. Indebtedness of BPR to CSX under the Promissory Note dated as of October 7, 1991, executed by BPR in favor of CSX, in an aggregate outstanding principal amount not to exceed $6,603,941.82.

         Dansville. The Dansville and Mount Morris Railroad Company, a New York corporation.

         Default. See (Section)14.1.

         Deeds of Hypothec. Those certain Deeds of Hypothec (a) entered into by the Canadian Borrower, GRO and Mirabel in favor of the Administrative Agent, each dated August 11, 1999, (b) entered into by Rail-One in favor of the Administrative Agent dated August 17, 1999 and (c) entered into by St. Lawrence & Atlantic Railroad (Quebec) Inc. in favor of the Administrative Agent dated February 22, 2002.

         Defaulting Lender. See (Section)6.11.

         Delinquent Lender. See (Section)16.5.3.

         Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of any Person, other than dividends payable solely in shares of common stock or similar non-preferred equity interests of such Person; the purchase, redemption, or other retirement of any shares of any class of Capital Stock of any Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by any Person to its shareholders or equity holders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of any Person.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule II hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

         Drawdown Date. The date on which any Loan is made or is to be made, and the date on which all or any portion of any Loan is converted or continued in accordance with (Sections)2.8 or 3.5, as applicable.

         Eligible Assignee. Any of (a) a Lender, (b) a Lender Affiliate, and (c) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless an Event of Default under (Sections)14.1(a), (b), (c) (with respect to compliance with the covenants set forth in (Section)11 only), (g) or (h) has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed).

         Emons. Emons Transportation Group, Inc., a Delaware corporation and a Restricted Subsidiary of GWI.

         Emons Pledge Agreement. The Amended and Restated Pledge Agreement dated as of the Closing Date, by and between Emons Railroad Group, Inc. and the Administrative Agent, and granting a first priority pledge of 65% of Emons Railroad Group, Inc.'s equity interest in St. Lawrence & Atlantic Railroad (Quebec) Inc. as security for the US Obligations, and a first priority pledge of 35% of Emons Railroad Group, Inc.'s equity interest in St. Lawrence & Atlantic Railroad (Quebec) Inc. and a second priority pledge of 65% of Emons Railroad Group, Inc.'s equity interest in St. Lawrence & Atlantic Railroad (Quebec) Inc. as security for the Canadian Obligations.

         Employee Benefit Plan. Any employee benefit plan within the meaning of (Section)3(3) of ERISA maintained or contributed to by the US Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         Environmental Laws. See (Section)8.15(a).

         EPA. See (Section)8.15(b).

         ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Affiliate. Any Person which is treated as a single employer with the US Borrower under (Section)414(b), (c), (m) or (o) of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of (Section)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         Eurocurrency Interbank Market. Any lawful recognized market in which deposits of Dollars and Canadian Dollars are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

         Eurocurrency Reserve Rate. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Event of Default. See (Section)14.1.

         Excluded Taxes. With respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder or under any Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a branch of any Lender is located and (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by a Borrower under (Section)6.11), any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Credit Agreement or is attributable to such Non-U.S. Lender's failure or inability to comply with (Section)6.12(d), except to the extent that such Non-U.S.Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from a Borrower with respect to such withholding tax pursuant to (Section)6.12.

         Existing Letters of Credit. Those letters of credit issued by Fleet for the account of the US Borrower or any of its Restricted Subsidiaries prior to the Closing Date and listed on Schedule III hereto.

         Federal Funds Effective Rate. For any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a US Business Day, for the next preceding US Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a US Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

         Fee Letter. The fee letter dated as of September 18, 2002 among the Administrative Agent, the Arranger and the Borrowers (the "Fee Letter").

         Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by (Section)4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. (Section)1843).

         Fleet. Fleet National Bank, a national banking association.

         FRA. The United States of America, represented by the Secretary of Transportation acting through the Administrator of Federal Railroad Administration or the Federal Railroad Administrator's designee.

         Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         Funded Debt to EBITDAR Ratio. At any date as of which such ratio shall be determined, the ratio of (a) the aggregate outstanding amount of Consolidated Funded Debt on such date to (b) Consolidated EBITDAR for the period of four consecutive fiscal quarters most recently ended.

         GAAP or generally accepted accounting principles. (a) When used in (Section)11 and in the calculation of the Funded Debt to EBITDAR Ratio, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrowers reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrowers adopting the same principles.

         Governing Documents. With respect to any Person, its certificate or articles of incorporation, its by-laws or, as the case may be, its certificate of formation, its operating agreement or other constitutive documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

         GRO. See preamble.

         GRO Guaranteed Obligations. See (Section)7.1.

         GRO Obligations. All obligations of GRO to the Lenders and the Administrative Agent (a) under or in respect of or in connection with GRO's guaranty of the Canadian Guaranteed Obligations and including any interest thereon or fees in respect thereof and (b) all other obligations of GRO under the Loan Documents to which it is a party.

         GRO Pledge Agreements. The Pledge Agreement and the Securities Pledge Agreement dated August 17, 1999 between GRO and the Administrative Agent, in form and substance satisfactory in all respects to the Administrative Agent and granting a first ranking pledge and movable hypothec with delivery on 100% of GRO's equity interest in the Canadian Borrower and Huron respectively.

         Guaranteed Obligations. Collectively, the US Guaranteed Obligations, the Canadian Guaranteed Obligations and the GRO Guaranteed Obligations.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of (Section)3(2) of ERISA maintained or contributed to by the US Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guarantors. Collectively, GWI, Quebec, the Canadian Guarantors and the US Guarantors, each of which guaranty certain Obligations pursuant to (Section)7 hereof.

         Guaranty. The guaranty of certain Obligations by each of the Guarantors set forth in (Section)7 of this Credit Agreement.

         GWI. See preamble.

         GWI Pledge Agreement. The Pledge Agreement dated as of the Closing Date between GWI and the Administrative Agent, pledging (a) a first priority security interest in and pledge of 65% of GWI's 5% equity interest in GRO to the Administrative Agent, as security for US Obligations, and (b) a first priority security interest in 35% of GWI's 5% equity interest in GRO and a second priority interest in 65% of GWI's 5% equity interest in GRO to the Administrative Agent, as security for the Canadian Obligations.

         GWIC. GWI Canada, Inc., a Delaware corporation and a Restricted Subsidiary of GWI.

         GWIC Stock Pledge Agreement. The Amended and Restated Pledge Agreement dated as of the Closing Date, between GWIC and the Administrative Agent, pledging (a) a first priority security interest in and pledge of 65% of GWIC's equity interest in GRO, Rail-One and Mirabel to the Administrative Agent, as security for US Obligations, and (b) a first priority security interest in 35% of GWIC's equity interest in GRO, Rail-One and Mirabel and a second priority interest in 65% of GWIC's equity interest in such Persons to the Administrative Agent, as security for the Canadian Obligations.

         Hazardous Substances. See (Section)8.15(b).

         Hedging Agreement. Any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, commodity swap agreements, commodity options, puts and warrants.

         Huron. Huron Central Railway Inc., a corporation constituted under the laws of Ontario, Canada.

         Huron Security Agreement. The General Security Agreement, dated August 17, 1999, between Huron and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         IFC. International Finance Corporation.

         IFC Documents. Collectively, (a) the Project Documents consisting of:
(i) Concession Agreement, (ii) Asset Purchase Agreement, (iii) Technical Assistance Agreement, (iv) Security Trust Indenture, (v) Urgent Repairs Agreement, (vi) Credit Line Agreement, and (vii) Intercompany Loan Agreement; and (b) the Transaction Documents consisting of: (i) Investment Agreement (IFC loan agreement), (ii) Financial Support Agreement; (iii) Security Documents;
(iv) Subscription Agreement; (v) Put Option Agreement;(vi) Debt Service Reserve Account Agreement; (vii) Custodian Bank Agreement; (viii) Letters of Credit;
(ix) CFCM Guarantee; (x) GoM Letter; and (xi) Concession Termination Compensation Assignment Agreement.

         IMR. Illinois & Midland Railroad, Inc., a Delaware corporation.

         Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                  (a)      every obligation of such Person for money borrowed,

                  (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,

                  (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

                  (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not more than 90 days overdue or which are being contested in good faith),

                  (e)      every obligation of such Person under any Capitalized
         Lease,

                  (f) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

                  (g) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

                  (h) every obligation, contingent or otherwise, of such Person guarantying, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (h) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation,
         (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, and (w) any guaranty or other contingent liability referred to in clause (h) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         Indemnified Taxes. Taxes other than Excluded Taxes.

         Instrument of Adherence (Guaranty). See (Section)9.14.

         Interest Payment Date. (a) As to any Base Rate Loan or CDOR Rate Loan the last day of the calendar quarter; (b) as to any LIBOR Rate Loan or Canadian LIBOR Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period and on the last day of the Interest Period; and (c) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid.

         Interest Period. With respect to each Loan (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by a Borrower in a Loan Request or resulting from a conversion under (Sections)2.8 or 3.5 (i) for any Base Rate Loan or CDOR Rate Loan, the last day of the calendar quarter; (ii) for any LIBOR Rate Loan, 1, 2, 3 or 6 months; and (iii) for any Canadian LIBOR Rate Loan, 1, 2, 3 or 6 months; and (b) thereafter, each period commencing on the last day of the preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the applicable Borrower; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (a) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding LIBOR Business Day;

                  (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a US Business Day, that Interest Period shall end on the next succeeding US Business Day;

                  (c) if any Interest Period with respect to a CDOR Rate Loan or Canadian LIBOR Rate Loan would end on a day that is not a Canadian Business Day or LIBOR Business Day (in the case of Canadian LIBOR Rate Loans), that Interest Period shall end on the next succeeding Canadian Business Day or LIBOR Business Day (as the case may be) unless the result of such extension would be to cause such Interest Period to be carried into its ninety-first (91st) day, in which event such Interest Period shall end on the immediately preceding Canadian Business Day or LIBOR Business Day (as the case may be);

                  (d) if the US Borrower shall fail to give notice as provided in (Section)2.8, such Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a one month LIBOR Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (e) if the Canadian Borrower shall fail to give notice as provided in (Section)3.5, such Borrower shall be deemed to have requested a conversion of the affected Canadian LIBOR Rate Loan to a 30-day Canadian LIBOR Rate Loan on the last day of the then current Interest Period with respect thereto;

                  (f) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month;

                  (g) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

                  (h) interest shall accrue for the first day of each Interest Period and each day thereafter up to but (provided that interest is timely paid) not including the last day of such Interest Period.

         International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98) as promulgated by the Institute of International Banking Law & Practice, Inc., or any successor code of standby letter of credit practices among banks adopted by the Issuing Lender in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to (other than dispositions of property permitted by (Section)10.5.2), or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) without duplication there shall be deducted in respect of any Investment any amounts received as cash earnings on such Investment, whether as dividends, interest or otherwise; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Investors. Genesee & Wyoming Investors, Inc., a Delaware corporation.

         Issuing Bank. As used in the Canadian Security Documents, Issuing Bank shall have the same definition as Issuing Lender herein.

         Issuing Lender. Fleet, in its capacity as issuer of Letters of Credit pursuant to (Section)5, or any other Lender selected by the Administrative Agent to issue such Letter of Credit with the consent of the Borrowers and such Lender.

         Kittanning. Kittanning Equipment Leasing Company, a Pennsylvania corporation and a wholly owned Subsidiary of PSR.

         Leasing. GWI Leasing Corporation, a Delaware corporation.

         Lender Affiliate. With respect to any Lender, (a) an Affiliate of such Lender or (b) any Approved Fund.

         Lenders. The Lenders listed on Schedule II, acting in their role as makers of the Revolving Credit Loans and Canadian Term Loan and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to (Section)20. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender and the Issuing Lender.

         Letter of Credit. See (Section)5.1.1.

         Letter of Credit Application. See (Section)5.1.1.

         Letter of Credit Fee. See (Section)5.6.

         Letter of Credit Obligations. As of any date, the sum of the Maximum Drawing Amount as of such date and all Unpaid Reimbursement Obligations as of such date.

         Letter of Credit Participation. See (Section)5.1.4.

         LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar and Canadian Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

         LIBOR Lending Office. Initially, the office of each Lender designated as such in Schedule II hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

         LIBOR Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the LIBOR Rate.

         LIBOR Rate. For any Interest Period with respect to a LIBOR Rate Loan, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Page 3750 of the Dow Jones

Market Service (formerly known as the Telerate Service) as of 11:00 a.m. London time on the second LIBOR Business Day prior to the first day of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate. If the rate described above does not appear on the Dow Jones Market Service on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the second LIBOR Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the second LIBOR Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that the LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined.

         Lien. Any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, or any financing lease involving substantially the same economic effect as any of the foregoing.

         Loan Documents. Collectively, this Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Security Documents, the Fee Letter and any Instruments of Adherence executed in connection herewith.

         Loan Requests. Any Revolving Credit Loan or Swingline Loan Request.

         Loans. Collectively, the Revolving Credit Loans, the Swingline Loans, and the Canadian Term Loan.

         Management. GWI Rail Management Corporation, a Delaware corporation.

         Material Adverse Effect. With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

         (a) a material adverse effect on the business, properties, financial condition, assets, operations or income of the Borrowers and their Restricted Subsidiaries, taken as a whole; or

         (b) a material adverse effect on the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document.

         Maturity Date. October 31, 2007, or such earlier date as the Obligations become due and payable pursuant to the terms of this Credit Agreement.

         Maximum Drawing Amount. The sum of the maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Membership Pledge Agreement. The Membership Interest Pledge Agreement dated as of February 22, 2002, and amended by the Security Documents Amendment, by York Railway Company in favor of the Administrative Agent, pledging 100% of the aggregate limited liability company interests in each of Yorkrail, LLC and Maryland and Pennsylvania Railroad, LLC.

         Mirabel. See preamble.

         Moody's. Moody's Investors Services, Inc.

         Multiemployer Plan. Any multiemployer plan within the meaning of (Section)3(37) of ERISA maintained or contributed to by the US Borrower or any ERISA Affiliate.

         Net Cash Proceeds. With respect to any sale or other disposition of any assets of either Borrower or any of their Restricted Subsidiaries, or the issuance and sale of equity securities or debt of either Borrower or any of their Restricted Subsidiaries, or any Casualty Event, the gross consideration received by either Borrower or any of their Restricted Subsidiaries (in cash) from such sale, disposition, equity or debt issuance, net of commissions, customary direct sales costs, normal closing adjustments, the amount used to permanently repay any Indebtedness permitted by (Section)10.1 (other than Indebtedness under this Credit Agreement) secured by such assets, income taxes attributable to such sale or disposition and professional fees and expenses incurred directly in connection therewith, to the extent the foregoing are actually paid in connection with such sale or disposition or equity or debt issuance.

         Non-U.S. Lender. See (Section)6.12(d).

         Note Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         Notes. Collectively, the Revolving Credit Notes and the Canadian Term Notes.

         Obligations. Collectively, the US Obligations and the Canadian Obligations.

         Other Taxes. See (Section)6.12(b).

         Outstanding or outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of the date of determination.

         Participant. See (Section)20.4.

         Payment Event of Default. See (Section)6.10.

         PBGC. The Pension Benefit Guaranty Corporation created by (Section)4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permitted Acquisition(s). See (Section)10.3(i).

         Permitted Liens. Liens permitted by (Section)10.2.

         Person. Any individual, corporation, limited liability company, partnership, limited liability partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Prior Credit Agreement. See preamble.

         PSR. Pittsburg & Shawmut Railroad, Inc., a Delaware corporation.

         Purchase Price. With respect to any Permitted Acquisition, all consideration payable by any of the Borrowers or any of their Restricted Subsidiaries in connection with such Permitted Acquisition, including, without limitation, cash payments, the principal amount of any promissory notes issued by any of the Borrowers or any of their Restricted Subsidiaries, any amounts payable by any of the Borrowers or any of their Restricted Subsidiaries in consideration for any non-compete covenant, deferred purchase price, earn-out or similar payment and the amount of any Indebtedness assumed by any of the Borrowers or any of their Restricted Subsidiaries.

         Quebec. See preamble.

         Quebec Bond. The Bond dated August 17, 1999, in the amount of Cdn. $130,000,000 issued by the Canadian Borrower in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         Quebec Bond Pledge Agreement. The Quebec Bond Pledge Agreement dated as of August 17, 1999 between the Canadian Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         Rail-One. See preamble.

         Rail-One Pledge Agreement. The Pledge Agreement dated August 17, 1999 between Rail-One and the Administrative Agent, in form and substance satisfactory in all respects to the Administrative Agent and granting a first ranking pledge on 100% of Rail-One's equity interest in GRO.

         Rate Adjustment Period. See the definition of Applicable Margin.

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by any of the Borrowers or any of their Restricted Subsidiaries.

         Register. See (Section)20.3.

         Reimbursement Obligation. The US Borrower's obligation to reimburse the Issuing Lender and the Lenders on account of any drawing under any Letter of Credit as provided in (Section)5.2.

         Regulation S-X. Regulation S-X as defined and promulgated by the United States Securities and Exchange Commission.

         Related Parties. With respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         Replacement Lender. See (Section)6.11.

         Replacement Notice. See (Section)6.11.

         Required Lenders. As of any date, any two or more Lenders holding more than fifty percent (50%) of the principal amount of the Loans on such date (including the unfunded portion of the Commitments); and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute more than fifty percent (50%) of the Total Commitment.

         Restricted Payments. In relation to the Borrowers and their Restricted Subsidiaries, any (a) Distribution, (b) payment or prepayment by the Borrowers or their Restricted Subsidiaries to (i) either the Borrower's or any Restricted Subsidiary's shareholders (or other equity holders), in each case, other than to a Borrower or a Restricted Subsidiary, or (ii) any Affiliate of either Borrower or any Restricted Subsidiary or any Affiliate of such Borrower's or such Restricted Subsidiary's shareholders (or other equity holders), in each case, other than to a Borrower or a Restricted Subsidiary or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating the Borrowers or any Restricted Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of the Borrowers or such Restricted Subsidiary.

         Restricted Subsidiaries. Any Subsidiary which is not an Unrestricted Subsidiary. The Borrowers shall not have the right to change the status of a US or Canadian Unrestricted Subsidiary to a Restricted Subsidiary unless (a) such US or Canadian Unrestricted Subsidiary becomes a Guarantor hereunder and all tangible and intangible assets of such Unrestricted Subsidiary (other than such Subsidiary's Real Estate) shall be pledged by the applicable Subsidiary to the Administrative Agent as security for such Subsidiary's guaranty pursuant to the applicable Security Documents or (b) such US or Canadian Unrestricted Subsidiary would fit within the exception set forth in the last sentence of (Section)9.14.

         Revolving Credit Loans. The revolving credit loans to be made by the Lenders to the US Borrower pursuant to (Section)2.1 hereof.

         Revolving Credit Loan Request. See (Section)2.6.

         Revolving Credit Notes. See (Section)2.4.

         RSI. Genesee & Wyoming Railroad Services, Inc. (f/k/a Railroad Services, Inc.), a Delaware corporation.

         SA Rail. SA Rail Pty. Limited, ACN 077 946 340, an Australian corporation.

         SBRR. South Buffalo Railway Company, a New York corporation and a Restricted Subsidiary of GWI.

         Security Agreements. Collectively, the US Security Agreement and the Canadian Security Agreements.

         Series A Preferred Stock. The shares of Series A, 4.0% Senior Redeemable Convertible Preferred Stock of the US Borrower.

         Security Documents. Collectively, the Canadian Security Documents and the US Security Documents, and all other instruments and documents required to be executed and/or delivered pursuant to any of the Security Documents.

         Security Documents Amendment. The Omnibus Amendment of US Security Documents and Joinder dated as of the Closing Date among the US Borrower, the US Guarantors, GWIC and the Administrative Agent in form and substance satisfactory to the Administrative Agent.

         Solvent. See (Section)8.5.2.

         S&P. Standard & Poor's Ratings Group.

         St. Lawrence & Atlantic Railroad (Quebec) Inc. A company existing under the laws of the Province of Quebec, Canada.

         STB. The Surface Transportation Board (the entity which succeeded to the function and duties of the Interstate Commerce Commission) or any governmental authority(ies) which succeeds to the function or duties of the Surface Transportation Board or any portion thereof.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Swingline Lender. Fleet in its capacity as lender of Swingline Loans hereunder.

         Swingline Loan. Any loan made by the Swingline Lender to the US Borrower pursuant to (Section)2.7.1 hereof.

         Swingline Expiry Date. The date which is five (5) US Business Days prior to the Maturity Date.

         Swingline Exposure. At any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Commitment Percentage of the total Swingline Exposure at such time.

         Swingline Loan Request. See (Section)2.7.2.

         Swingline Sublimit. $15,000,000.

         Syndication Agents. See preamble.

         Taxes. Any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

         Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

         Total Revolver Exposure. At any time, the sum of the outstanding Revolving Credit Loans, Letter of Credit Obligations and Swingline Loans.

         Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

         Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Issuing Lender in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the US Borrower does not reimburse the Issuing Lender and the Lenders on the date specified in, and in accordance with, (Section)5.2.

         Unrestricted Subsidiaries. The Subsidiaries of the Borrowers as reflected in Schedule 8.16 hereto. The Borrowers shall not have the right to change the status of an Unrestricted Subsidiary to a Restricted Subsidiary unless such Subsidiary (a) is a US or Canadian Subsidiary of a Borrower or Restricted Subsidiary and (b) (i) shall become a Guarantor hereunder and all tangible and intangible assets of such Unrestricted Subsidiary (other than such Subsidiary's Real Estate) shall be pledged by the applicable Subsidiary to the Administrative Agent as security for such Subsidiary's guaranty pursuant to the applicable Security Documents or (ii) fits within the exception set forth in the last sentence of (Section)9.14.

         US Borrower. See preamble.

         US Business Day. Any day on which banking institutions in Boston, Massachusetts and New York, New York, are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

         US Guaranteed Obligations. See (Section)7.1.

         US Guarantors. See preamble.

         US Obligations. All indebtedness, obligations and liabilities of the US Borrower to the Lenders (including the Swingline Lender and the Issuing Lender) and the Administrative Agent individually or collectively existing on the date of this Credit Agreement or arising thereafter (a) under or in respect of or in connection with any of the Revolving Credit Notes, Letters of Credit or Letter of Credit Applications, or Revolving Credit Loans or Swingline Loans made, or Reimbursement Obligations incurred and including any interest thereon, Commitment Fees or other fees or expenses in respect thereof, (b) under any Hedging Agreement between the US Borrower and any Lender (including the Swingline Lender and the Issuing Lender) or any Lender Affiliate, and (c) all other obligations under the Loan Documents.

         US Security Agreement. The US Security Agreement, dated as of August 17, 1999, amended by the Security Documents Amendment, among the US Borrower, the US Guarantors and the Administrative Agent, granting the Administrative Agent a first priority security interest in all the property of the US Borrower and the US Guarantors as security for all the Obligations (including the Canadian Obligations).

         US Security Documents. Collectively, the US Security Agreement, the US Stock Pledge Agreement, the GWI Pledge Agreement, the Emons Pledge Agreement, the GWIC Stock Pledge Agreement, the Membership Pledge Agreement and all other instruments and documents including, without limitation, UCC financing statements, required to be executed or delivered pursuant to any US Security Document.

         US Stock Pledge Agreement. The US Stock Pledge Agreement dated as of August 17, 1999, as amended by the Security Documents Amendment, among GWI, the US Guarantors and the Administrative Agent, pledging 100% of GWI's equity interest in the US Guarantors, and 100% of the US Guarantors' owned equity interests to the Administrative Agent, as security for all the Obligations (including the Canadian Obligations).

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         WPR. Willamette & Pacific Railroad, Inc., a New York corporation.

         Website Posting. See (Section)21.

         1.2. RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) A reference to any law includes any amendment or modification to such law.

                  (d) A reference to any Person includes its permitted successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular " (Section)" refers to that section of this Credit Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                  (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

                  (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against any party merely on account of such party's involvement in the preparation of such documents.

                       2. THE REVOLVING CREDIT FACILITIES.

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees (a) on the Closing Date, to convert the revolving credit loans and letters of credit outstanding under the Prior Credit Agreement, if any, to Revolving Credit Loans and Letters of Credit under this Credit Agreement and (b) to lend to the US Borrower and the US Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Maturity Date upon notice by the US Borrower to the Administrative Agent given in accordance with (Section)2.6, such sums as are requested by the US Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment (as such Commitment has been deemed to be reduced by such Lender's Swingline Exposure), minus the amount of such Lender's Commitment Percentage of the Letter of Credit Obligations; provided, that the Total Revolver Exposure (after giving effect to all amounts requested) does not exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the US Borrower that the conditions set forth in (Section)12 and (Section)13 hereof, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (Section)13 hereof, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. COMMITMENT FEE. The US Borrower hereby agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages, a commitment fee (the "Commitment Fee") at the applicable Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Maturity Date by which the Total Commitment exceeds the sum of the outstanding Revolving Credit Loans and the Letter of Credit Obligations. The Commitment Fees shall be payable quarterly in arrears within three days of the last day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the Maturity Date or any earlier date on which the applicable Commitments shall terminate.

         2.3. REDUCTION OF COMMITMENTS. The US Borrower shall have the right at any time and from time to time upon three (3) US Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or a whole multiple of $1,000,000 in excess thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the US Borrower delivered pursuant to this (Section)2.3, the Administrative Agent will notify the Lenders of the substance thereof. No reduction or termination of the Commitments may be reinstated.

         2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the US Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the Closing Date (or other such date on which a Lender may become a party hereto in accordance with (Section)20 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment on the Closing Date. The US Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Notes, an appropriate notation on such Lender's Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Note Record shall not limit or otherwise affect the obligations of the US Borrower hereunder or under any Revolving Credit Notes to make payments of principal of or interest on any Revolving Credit Notes when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in (Section)6.10:

                  (a) Each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to (i) the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time or (ii) the LIBOR Rate determined for such Interest Period plus the Applicable Margin with respect to LIBOR Rate Loans as in effect from time to time.

                  (b) The US Borrower promises to pay interest on the outstanding amount of its Revolving Credit Loans on each Interest Payment Date with respect thereto.

         2.6. REQUESTS FOR REVOLVING CREDIT LOANS. The US Borrower shall give to the Administrative Agent written notice in the form of Exhibit C-1 hereto (or telephonic notice confirmed in a writing in the form of Exhibit C-1 hereto) of each Revolving Credit Loan requested hereunder (a "Revolving Credit Loan Request") not later than (a) one (1) US Business Day prior to any Drawdown Date of any Base Rate Loan or (b) three (3) LIBOR Business Days prior to any Drawdown Date of any LIBOR Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each such notice shall be irrevocable and binding on the US Borrower and shall obligate the US Borrower to accept the requested Revolving Credit Loan on the proposed Drawdown Date thereof. Each Revolving Credit Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

         2.7. THE SWINGLINE.

                  2.7.1. SWINGLINE LOANS. Subject to the terms and conditions hereinafter set forth, upon notice by the US Borrower made to the Swingline Lender in accordance with (Section)2.7.2 hereof, the Swingline Lender agrees to lend to the US Borrower Swingline Loans on any US Business Day prior to the Swingline Expiry Date in an aggregate principal amount not to exceed the Swingline Sublimit. Each Swingline Loan shall be in a minimum amount equal to $500,000 or a multiple of $100,000 in excess thereof. Notwithstanding any other provisions of this Credit Agreement and in addition to the limit set forth above, at no time shall the Total Revolver Exposure exceed the Total Commitment at such time. The Swingline Loans are being made for the administrative convenience of the US Borrower, the Swingline Lender and the Lenders. Notwithstanding any other provisions of this Credit Agreement, the Swingline Lender shall not advance any Swingline Loans after it has received notice from any Lender or the Administrative Agent that a Default or Event of Default has occurred and is continuing and stating that no new Swingline Loans are to be made until such Default or Event of Default has been cured or waived in accordance with the provisions of this Credit Agreement. The Swingline Lender shall not be obligated to make any Swingline Loans at any time when any Lender is a Delinquent Lender unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to such Delinquent Lender, including by cash collateralizing such Delinquent Lender's Commitment Percentage of the outstanding Swingline Loans and any such additional Swingline Loans to be made. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrower may borrow, prepay and reborrow Swingline Loans.

                  2.7.2. REQUEST FOR SWINGLINE LOANS. To request a Swingline Loan, the US Borrower shall send to the Administrative Agent and the Swingline Lender written notice in the form of Exhibit C-2 hereto (or telephonic notice confirmed in a writing in the form of Exhibit C-2 hereto) of each Swingline Loan requested hereunder (a "Swingline Loan Request") not later than 1:00 p.m. (Eastern time) on the proposed Drawdown Date of any Swingline Loan. Each such Swingline Loan Request shall set forth the principal amount of the proposed Swingline Loan and the Drawdown Date of such Swingline Loan. Each Swingline Loan Request shall be irrevocable and binding on the US Borrower and shall obligate the US Borrower to borrow the Swingline Loan from the Swingline Lender on the proposed Drawdown Date thereof. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the US Borrower. Upon satisfaction of the applicable conditions set forth in this Credit Agreement, on the proposed Drawdown Date the Swingline Lender shall make the Swingline Loan available to the US Borrower no later than 3:00 p.m. (Eastern time) on the proposed Drawdown Date by crediting the amount of the Swingline Loan to the general deposit account of the US Borrower maintained with the Swingline Lender.

                  2.7.3. BORROWINGS TO REPAY SWINGLINE LOANS. The US Borrower, absolutely, irrevocably and unconditionally promises to pay on the Swingline Expiry Date in full the outstanding principal balance of all Swingline Loans. The US Borrower may prepay the Swingline Loans at any time without penalty or premium. In addition, the Swingline Lender may, on any US Business Day, in its sole discretion, demand repayment of the Swingline Loans and the Administrative Agent shall give notice to the Lenders that the outstanding Swingline Loans shall be funded with a borrowing of Revolving Credit Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or Event of Default under (Section)14.1(g) or (h) or upon the exercise of remedies provided in the last paragraph of (Section)14.1), in which case each of the Lenders shall make Revolving Credit Loans constituting Base Rate Loans to the US Borrower, on the next succeeding US Business Day following such notice, in an amount equal to such Lender's Commitment Percentage of the aggregate amount of all Swingline Loans outstanding to the US Borrower. The proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby absolutely, unconditionally and irrevocably agrees to make such Revolving Credit Loans upon one US Business Day's notice as set forth above, notwithstanding (a) that the amount of such Revolving Credit Loan may not comply with the applicable minimums otherwise required hereunder,
         (b) the failure of the US Borrower to meet the conditions set forth in (Sections)12 or 13 hereof, (c) the occurrence or continuance of a Default or an Event of Default hereunder, (d) the date of such Revolving Credit Loan, and (e) the amount of, or termination of, the Total Commitment at such time. In the event that it is impracticable for such Revolving Credit Loan to be made for any reason on the date otherwise required above (including as a result of the commencement of a proceeding under the federal Bankruptcy Code in respect of either of the Borrowers or any of the Restricted Subsidiaries), then each Lender hereby agrees that it shall forthwith purchase (as of the date such Revolving Credit Loan would have been made, but adjusted for any payments received from the US Borrower on or after such date and prior to such purchase) from the Swingline Lender, and the Swingline Lender shall sell to each Lender, such participations in the Swingline Loans (including all accrued and unpaid interest thereon) outstanding as shall be necessary to cause the Lenders to share in such Swingline Loans pro rata based on their respective Commitment Percentages (without regard to any termination of the Total Commitment hereunder) by making available to the Swingline Lender an amount equal to such Lender's participation in the Swingline Loans; provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender as a funding and administrative fee until the date as of which the respective participation is purchased, and (y) at the time any purchase of such participation is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation so purchased for each day from and including the date such Revolving Credit Loan would otherwise have been made until the date of payment for such participation at the rate of interest in effect applicable to Base Rate Loans during such period.

                  2.7.4. EVIDENCE OF SWINGLINE LOAN OBLIGATIONS. The Swingline Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the US Borrower to the Swingline Lender resulting from each Swingline Loan made by the Swingline Lender, including the amounts of principal and interest payable and paid to the Swingline Lender from time to time hereunder. The outstanding amount of the Swingline Loans set forth on such accounts shall be prima facie evidence of the principal amount thereof owing and unpaid to the Swingline Lender, but the failure to record, or any error in so recording, any such amount on such accounts shall not limit or otherwise affect the actual amount of the obligations of the US Borrower hereunder to make payments of principal of or interest on the Swingline Loans when due.

                  2.7.5. INTEREST ON SWINGLINE LOANS. Except as otherwise provided in (Section)6.10, each Swingline Loan shall bear interest from the Drawdown Date thereof until repaid in full or converted into a Revolving Credit Loan at the rate per annum equal to the Base Rate plus the Applicable Margin as in effect from time to time. Swingline Loans may not be converted into LIBOR Rate Loans. The US Borrower promises to pay interest on the outstanding amount of its Swingline Loans on each Interest Payment Date with respect thereto.

         2.8. US BORROWER'S CONVERSION OPTIONS; CONTINUATION OF LOANS.

                  2.8.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The US Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the US Borrower shall give the Administrative Agent at least one (1) US Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the US Borrower shall give the Administrative Agent at least three (3) LIBOR Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; (d) no Base Rate Loan may be converted into a LIBOR Rate Loan when a Payment Event of Default or an Event of Default under (Section)14.1 (g) or (h) has occurred and is continuing; and (e) no more than ten (10) LIBOR Rate Loans having different Interest Periods may be outstanding at any time. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $500,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a LIBOR Rate Loan shall be irrevocable by the US Borrower.

                  2.8.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued by the US Borrower as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the US Borrower with the notice provisions contained in (Section)2.8.1; provided that no LIBOR Rate Loan may be continued as such when a Payment Event of Default or an Event of Default under (Section)14.1 (g) or (h) has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of such an Event of Default of which officers of the Administrative Agent active upon the US Borrower's account have actual knowledge. In the event that the US Borrower fails to provide any such notice with respect to the continuation of any LIBOR Rate Loan as such, then such LIBOR Rate Loan shall be automatically continued with an Interest Period of one month on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the

         Lenders promptly when any such automatic continuation contemplated by this (Section)2.8 is scheduled to occur.

                  2.8.3. LIBOR RATE LOANS. Any conversion by the US Borrower to or from LIBOR Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $500,000.

         2.9. FUNDS FOR REVOLVING CREDIT LOANS.

                  2.9.1. FUNDING PROCEDURES. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Lenders will make available to the Administrative Agent at its head office, in immediately available funds, the amount of such Lender's Commitment Percentage of such Revolving Credit Loans made or to be made on such date. Upon receipt from each Lender of such amount, and upon receipt of the documents required by (Sections)12 (with respect to Revolving Credit Loans to be made on the Closing Date) and 13 hereof and the satisfaction of the other conditions set forth herein, to the extent applicable, the Administrative Agent will make available to the US Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans. In the event that the Administrative Agent becomes aware of any Lender's failure to make available the amount of its Commitment Percentage of any requested Revolving Credit Loan, the Administrative Agent shall notify the US Borrower of the identity of such Lender and the amount such Lender has not made available to the Administrative Agent.

                  2.9.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date of a Revolving Credit Loan, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the US Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Federal Funds Effective Rate, times (b) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that shall have elapsed from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) US Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the US Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                           3. THE CANADIAN TERM LOAN.

         3.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend Canadian Dollars to the Canadian Borrower on the Closing Date in the amount of its Commitment Percentage of the principal amount of the Canadian Dollar Equivalent of $27,000,000 (the "Canadian Term Loan").

         3.2. CANADIAN TERM NOTES. The Canadian Term Loan shall be evidenced by separate promissory notes of the Canadian Borrower in substantially the form of Exhibit B hereto (a "Canadian Term Note"), dated the Closing Date (or such other date on which a Lender may become a party hereto in accordance with (Section)20 hereof) and completed with appropriate insertions. One Canadian Term Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment Percentage of the Canadian Term Loan and representing the Obligation of the Canadian Borrower to pay to such Lender such principal amount, plus interest accrued thereon, as set forth below. The Canadian Borrower irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Note Record reflecting the original principal amount of such Lender's Commitment Percentage of the Canadian Term Loan and, at or about the time of such Lender's receipt of any principal payment on such Lender's Canadian Term Note, an appropriate notation on such Lender's Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Note Record shall not affect the obligations of the Canadian Borrower hereunder or under any Canadian Term Note to make payments of principal of and interest on any Canadian Term Note when due.

         3.3. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF CANADIAN TERM
LOAN.

                  3.3.1. INSTALLMENT PAYMENTS. The Canadian Borrower promises to pay to the Administrative Agent for the account of the Lenders, in accordance with their respective Commitment Percentages, the principal amount of the Canadian Term Loan in twenty (20) consecutive quarterly installments as set forth below:

                                                          PRINCIPAL AMOUNT OF
            PAYMENT DATE                              EACH QUARTERLY INSTALLMENT
---------------------------------------------------------------------------------------------
March 31, 2003 - September 30, 2007           1.25% of the original principal amount in
                                              Canadian Dollars of the Canadian Term Loan
---------------------------------------------------------------------------------------------
           Maturity Date                      An amount equal to (i) 76.25% of the original
                                              principal amount of the Canadian Term Loan,
                                              minus (ii) the amount of any prepayments of
                                              the Canadian Term Loan made pursuant to
                                                             (Section)4.2.
---------------------------------------------------------------------------------------------

         Notwithstanding the foregoing mandatory repayment schedule, the Lenders and the Canadian Borrower agree that in no event shall the aggregate amount of mandatory scheduled repayments of principal of the Canadian Term Loan and prepayments under (Section)4.2 exceed twenty-five percent (25%) of the original principal amount in Canadian Dollars of the Canadian Term Loan during the period commencing on the Closing Date and ending on the last date immediately prior to the Maturity Date and the Canadian Borrower shall not be obliged to pay any sum to the Lenders in excess of such amount prior to the Maturity Date.

                  3.3.2. PAYMENT DATE. Such installments on the Canadian Term Loan shall be due and payable on the last Canadian Business Day of each quarter after the Closing Date, commencing on March 31, 2003, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Canadian Term Loan; provided, that, the scheduled payment on the Maturity Date of the Canadian Term Loan shall be not less than (a) 76.25% of the original principal amount of the Canadian Term Loan, minus (b) the amount of any prepayments of the Canadian Term Loan made pursuant to (Sections)4.2 or 4.3.

         3.4. INTEREST ON CANADIAN TERM LOAN. Except as otherwise provided in (Section)6.10, the outstanding amount of the Canadian Term Loan shall bear interest at the Canadian LIBOR Rate or, solely pursuant to (Sections)6.4 or 6.5, the CDOR Rate plus the Applicable Margin for Canadian LIBOR Rate Loans or CDOR Rate Loans (as the case may be) as in effect from time to time. Interest shall be payable on each Interest Payment Date with respect thereto and on the Maturity Date. The Canadian Borrower promises to pay interest on the Canadian Term Loan from the Closing Date until the Maturity Date in accordance with the provisions of this (Section)3.4.

         3.5. NOTIFICATION BY CANADIAN BORROWER. The Canadian Borrower shall notify the Administrative Agent, such notice to be irrevocable, at least three
(3) LIBOR Business Days prior to the Drawdown Date of the Canadian Term Loan of the Interest Period for the Canadian Term Loan. After the Canadian Term Loan has been made, so long as the provisions of (Sections)6.4 or 6.5 do not apply, the Canadian Borrower shall deliver to the Administrative Agent at least three (3) LIBOR Business Days prior to the last day of any Interest Period applicable to the Canadian Term Loan, a Continuation Request in substantially the form of Exhibit C-3 attached hereto specifying the next subsequent Interest Period for the Canadian Term Loan.

         3.6. INTEREST PERIODS. No Interest Period relating to the Canadian Term Loan or any portion thereof bearing interest at the Canadian LIBOR Rate shall extend beyond the date on which the regularly scheduled installment payments of the principal of the Canadian Term Loan is to be made, unless a portion of the Canadian Term Loan at least equal to such installment payments has an Interest Period ending on such date.

                        4. MANDATORY PREPAYMENT OF LOANS.

         4.1. MATURITY OF LOANS. The Canadian Term Loan and the Revolving Credit Loans shall be absolutely due and payable on the Maturity Date. The US Borrower hereby promises to pay to the Administrative Agent (a) for the pro rata accounts of the Lenders all of the outstanding Revolving Credit Loans, together with any and all accrued and unpaid interest thereon on the Maturity Date. The Canadian Borrower hereby promises to pay to the Administrative Agent for the pro rata accounts of the Lenders, the outstanding Canadian Term Loan, together with any and all accrued and unpaid interest thereon, on the Maturity Date.

         4.2. MANDATORY PAYMENTS OF LOANS.

                  4.2.1. MANDATORY REPAYMENTS OF LOANS. If at any time for any reason the Total Revolver Exposure exceeds the Total Commitment, then the US Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Swingline Lender or as the case may be, the Lenders for application in the order prescribed in (Section)4.2.6.

                  4.2.2. MANDATORY PREPAYMENTS FROM ASSET SALES AND
         DISPOSITIONS.

                           (a) The US Borrower shall (i) concurrently with each delivery of a Compliance Certificate pursuant to (Section)9.4(c) hereof, deliver to the Administrative Agent and the Lenders a statement certified by the principal financial or accounting officer of the US Borrower setting forth (A) the aggregate gross consideration for all sales or other dispositions of any assets or group of related assets (excluding assets sold or disposed of in the ordinary course of business and assets sold in connection with sale/leaseback transactions permitted under (Section)10.6) of the US Borrower and any US Guarantor during the most recently ended fiscal quarter where such asset sale or disposition is either permitted pursuant to (Section)10.5.2 or is previously consented to in writing by the Required Lenders and (B) in reasonable detail, a computation of the aggregate Net Cash Proceeds from such asset sales and dispositions and the deductions taken to arrive at such Net Cash Proceeds, and (ii) unless within 180 days of such sale or disposition, the US Borrower or a US Guarantor, as the case may be, shall have applied such proceeds to purchase Capital Assets or to repair, refurbish, construct or otherwise enhance any assets to be used by the US Borrower or such US Guarantor in its respective business (such purchase and enhancement referred to herein as an "Asset Reinvestment") and shall have granted to the Administrative Agent a first priority perfected Lien on such purchased assets to secure the US Obligations, within two (2) US Business Days of delivery of the statement referred to above, prepay the Loans and Reimbursement Obligations in accordance with (Section)4.2.6 in an amount equal to one hundred percent (100%) of all Net Cash Proceeds.

                           (b) The Canadian Borrower shall (i) concurrently with each delivery of a Compliance Certificate pursuant to (Section)9.4(c) hereof, deliver to the Administrative Agent and the Lenders a statement certified by the principal financial or accounting officer of the Canadian Borrower setting forth (A) the aggregate gross consideration for all sales and other dispositions of any assets or group of related assets (other than assets sold or disposed of in the ordinary course of business and assets sold in connection with sale/leaseback transactions permitted under (Section)10.6) of the Canadian Borrower or any Canadian Guarantor during the most recently ended fiscal quarter where such asset sale or disposition is either permitted pursuant to (Section)10.5.2 or is previously consented to in writing by the Required Lenders and (B) in reasonable detail, a computation of the aggregate Net Cash Proceeds from such asset sales and other dispositions and the deductions taken to arrive at such Net Cash Proceeds, and (ii) elect an option in accordance with (Section)4.2.6 with regard to the application of such Net Cash Proceeds.

                  4.2.3. MANDATORY PREPAYMENTS FROM EQUITY SALES.

                           (a) In the event that the US Borrower or any US Guarantor shall after the Closing Date sell or issue any shares of its Capital Stock (other than (i) stock options awarded to employees and directors pursuant to incentive compensation plans operated by the US Borrower involving not more than 25% of the common stock of the US Borrower and (ii) Capital Stock issued to finance Permitted Acquisitions), where such sale or issuance is permitted herein or previously consented to in writing by the Required Lenders or all of the Lenders, as applicable, in accordance with (Section)10.5.2, then as soon as practicable and in any event within thirty (30) days after the sale or issuance of such new equity, the US Borrower shall prepay the Loans and Reimbursement Obligations in accordance with (Section)4.2.6 in an amount equal to one hundred percent (100%) of the Net Cash Proceeds to the US Borrower or such Restricted Subsidiary of the US Borrower of such sale or issuance of new equity.

                           (b) In the event that the Canadian Borrower or any of the Canadian Guarantors shall after the Closing Date sell or issue any shares of its Capital Stock (other than Capital Stock issued to finance Permitted Acquisitions), where such sale is permitted herein or previously consented to in writing by the Required Lenders or all of the Lenders, as applicable, in accordance with (Section)10.5.2, then as soon as practicable the Canadian Borrower shall elect an option with regard to the application of such Net Cash Proceeds of such sale or issuance of new equity in accordance with (Section)4.2.6.

                  4.2.4. MANDATORY PREPAYMENTS FROM DEBT OFFERINGS.

                           (a) In the event that the US Borrower or any US Guarantor shall after the Closing Date incur any Indebtedness for borrowed money not otherwise permitted under (Section)10.1 hereof where the incurrence of such Indebtedness is previously consented to in writing by the Required Lenders, then simultaneously with receipt by the US Borrower or such Restricted Subsidiary of the Net Cash Proceeds of such debt issuance, the US Borrower shall prepay the Loans and Reimbursement Obligations in accordance with (Section)4.2.6 in an amount equal to the Net Cash Proceeds of such debt issuance.

                           (b) In the event that the Canadian Borrower or any of the Canadian Guarantors shall after the Closing Date incur any Indebtedness for borrowed money not otherwise permitted under (Section)10.1 hereof where the incurrence of such Indebtedness is previously consented to in writing by the Required Lenders, then the Canadian Borrower shall elect an option with regard to the application of such Net Cash Proceeds of such debt issuance in accordance with (Section)4.2.6.

                  4.2.5. INSURANCE PROCEEDS. (a) Concurrently with the receipt by the US Borrower or any US Guarantor of Net Cash Proceeds in excess of $500,000 in the aggregate received from Casualty Events by the US Borrower or any US Guarantor which have not been committed by the US Borrower or such US Guarantor within 180 days of receipt of such Net Cash Proceeds to the repair or replacement of the property so damaged, destroyed or taken, or, if so committed, such repair or replacement of the property so damaged, destroyed or taken shall have not commenced within 270 days of receipt of such proceeds pursuant to such binding written contract (provided, however, if an Event of Default has occurred and is continuing, such proceeds shall be immediately paid to the Administrative Agent for application in accordance with (Section)4.2.6) the US Borrower shall prepay the Loans and Reimbursement Obligations in accordance with (Section)4.2.6 in an amount equal to one hundred percent (100%) of such Net Cash Proceeds.

                  (b) Concurrently with the receipt by the Canadian Borrower or any of the Canadian Guarantors of Net Cash Proceeds in excess of $250,000 in the aggregate received from Casualty Events by the Canadian Borrower or any of the Canadian Guarantors which have not been committed by the Canadian Borrower or such Canadian Guarantor within 180 days of receipt of such Net Cash Proceeds to the repair or replacement of the property so damaged, destroyed or taken, or, if so committed, such repair or replacement of the property so damaged, destroyed or taken shall have not commenced within 270 days of receipt of such proceeds pursuant to such binding written contract (provided, however, if an Event of Default has occurred and is continuing, such proceeds shall be immediately paid to the Administrative Agent for application in accordance with (Section)4.2.6) the Canadian Borrower shall elect an option with regard to the application of such Net Cash Proceeds in accordance with (Section)4.2.6.

                  4.2.6. APPLICATION OF REPAYMENTS.

                           (a) Prior to an Event of Default, all mandatory prepayments of the Revolving Credit Loans pursuant to this (Section)4.2 shall be applied first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans, and third, to the Swingline Loans. Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. The Total Commitment shall not be permanently reduced by any mandatory repayments pursuant to this (Section)4.2.

                           (b) Prior to an Event of Default, the Canadian Borrower or the applicable Canadian Guarantor shall, within ninety (90) days following the receipt of any Net Cash Proceeds as set forth in (Sections)4.2.2(b), 4.2.3(b), 4.2.4(b) or 4.2.5(b), elect to either (i)
         expend or commit such Net Cash Proceeds to the repair, replacement or acquisition of new assets to be used in the business carried on by the Canadian Borrower or its Restricted Subsidiaries (which assets shall be subject to the Lenders' perfected first priority security interest or published first-ranking hypothec) or (ii) invest or lend such Net Cash Proceeds in Restricted Subsidiaries.

                           (c) Upon the occurrence or continuation of an Event of Default, all mandatory prepayments shall be distributed in accordance with (Section)30.

         4.3. OPTIONAL REPAYMENTS OF LOANS.

                  4.3.1. REVOLVING CREDIT LOANS. The US Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that, subject to compliance with (Section)6.9, any full or partial prepayment of the outstanding amount of any Revolving Credit Loan that is a LIBOR Rate Loan pursuant to this (Section)4.3.1 may be made on a day other than the last day of the Interest Period relating thereto. The US Borrower shall give the Administrative Agent, no later than 10:00 a.m., Boston time, at least
         (a) one (1) US Business Day prior written notice of any proposed prepayment of a Revolving Credit Loan that is a Base Rate Loan pursuant to this (Section)4.3.1, and (b) two (2) LIBOR Business Days prior written notice of any proposed prepayment of a Revolving Credit Loan that is a LIBOR Rate Loan pursuant to this (Section)4.3.1, in each case specifying the proposed date of prepayment of such Revolving Credit Loan and the principal amount to be paid. Each such partial prepayment of the Revolving Credit Loan shall be in an integral multiple of $500,000 and shall be applied by the Administrative Agent, in the absence of instruction by the US Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note being prepaid, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                  4.3.2. CANADIAN TERM LOAN. The Canadian Borrower shall have the right at any time to prepay the Canadian Term Loan on or before the Maturity Date, as a whole, or in part, upon not less than two (2) Canadian Business Days prior written notice to the Administrative Agent, without premium or penalty, provided that, subject to compliance with (Section)6.9, (a) each partial prepayment shall be in an integral multiple of Cdn. $500,000, (b) any full or partial portion of the Canadian Term Loan bearing interest at the Canadian LIBOR Rate may be prepaid pursuant to this (Section)4.3.2 on a day other than the last day of the Interest Period relating thereto, and (c) each partial prepayment shall be allocated among the Lenders in accordance with such Lender's Commitment Percentage. Any prepayment of principal of the Canadian Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Canadian Term Loan in direct order of maturity. No amount repaid with respect to the Canadian Term Loan may be reborrowed.

                              5. LETTERS OF CREDIT.

         5.1. LETTER OF CREDIT COMMITMENTS.

                  5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the US Borrower of a letter of credit application on the Issuing Lender's customary form (a "Letter of Credit Application"), the Issuing Lender on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in (Section)5.1.4 and upon the representations and warranties of the US Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the US Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the US Borrower and agreed to by the Issuing Lender; provided, however, that, after giving effect to such request,
         (a) the outstanding Letter of Credit Obligations does not exceed $15,000,000, and (b) the Total Revolver Exposure shall not exceed the Total Commitment. Notwithstanding any other provisions of this Credit Agreement, the Issuing Lender shall not issue, extend or renew a Letter of Credit after it has received notice from any Lender or the Administrative Agent that a Default or Event of Default has occurred and stating that no Letters of Credit are to be issued, extended or renewed until such Default or Event of Default has been cured or waived in accordance with the provisions of this Credit Agreement.

                  5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Lender. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit

         Agreement shall, to the extent of any such inconsistency, govern.

                  5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, (b) subject to clause (c) hereof, shall have a term of not more than one (1) year from the date of issuance, extension or renewal thereof and (c) have an expiry date no later than the date which is five (5) US Business Days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

                  5.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Issuing Lender on demand for the amount of each draft paid by the Issuing Lender under each Letter of Credit to the extent that such amount is not reimbursed by the US Borrower pursuant to (Section)5.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender). Without limiting the foregoing, each Lender's obligation to purchase Letter of Credit Participations shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Administrative Agent, the Issuing Lender, the US Borrower or any other Person for any reason whatsoever; (b) the occurrence and continuation of any Default or Event of Default; (c) any adverse change in the condition (financial or otherwise) of the US Borrower, any of the US Guarantors or any Lender; (d) any breach of any of the Loan Documents by the US Borrower, any of the US Guarantors or any Lender; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  5.1.5. PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the US Borrower's Reimbursement Obligation under (Section)5.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to (Section)5.2.

         5.2. REIMBURSEMENT OBLIGATION OF THE US BORROWER. In order to induce the Issuing Lender to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the US Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Issuing Lender or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Lender hereunder:

                  (a) except as otherwise expressly provided in (Section)5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Lender, or the Issuing Lender otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Lender under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Lender or any Lender in connection with any payment made by the Issuing Lender or any Lender under, or with respect to, such Letter of Credit;

                  (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Issuing Lender as cash collateral for all Reimbursement Obligations; and

                  (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (Section)14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Issuing Lender as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the US Borrower under this (Section)5.2 at any time from the date such amounts become due and payable (whether as stated in this (Section)5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent.

         5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Lender shall notify the US Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the US Borrower fails to reimburse the Issuing Lender as provided in (Section)5.2 on or before the date that such draft is paid or other payment is made by the Issuing Lender, the Issuing Lender may at any time thereafter notify the Administrative Agent who will promptly notify the Lenders of the amount of any such Unpaid Reimbursement Obligation and shall specify such amount required from each of the Lenders. No later than 3:00 p.m. (Boston time) on the US Business Day next following the receipt of such notice, each US Lender shall make available to the Administrative Agent, at its Head Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to (a) the average, computed for the period referred to in clause (iii) below, of the Federal Funds Effective Rate, times (b) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Lender paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Issuing Lender to the US Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. From and after such purchase of the applicable Letter of Credit Participations, such Unpaid Reimbursement Obligations shall be deemed to have been converted into Base Rate Loans made by the Lenders.

         5.4. OBLIGATIONS ABSOLUTE. The US Borrower's obligations under this (Section)5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the US Borrower may have or have had against the Issuing Lender, the Administrative Agent, any Lender or any beneficiary of a Letter of Credit or any other Person. The US Borrower further agrees with the Issuing Lender and the Lenders that the Issuing Lender and the Lenders shall not be responsible for, and the US Borrower's Reimbursement Obligations under (Section)5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the US Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the US Borrower against the beneficiary of any Letter of Credit or any such transferee. The Issuing Lender and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit except that the Issuing Lender shall be liable for errors or omissions resulting from the gross negligence or willful misconduct of the Issuing Lender.

         5.5. RELIANCE BY ISSUER. To the extent not inconsistent with (Section)5.4, the Issuing Lender shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it (in the absence of its gross negligence or willful misconduct) to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Lender. The Issuing Lender shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

          5.6. LETTER OF CREDIT FEE. The US Borrower shall, on the first day of each calendar quarter for the immediately preceding calendar quarter, pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent in respect of each Letter of Credit at a rate per annum equal to the Applicable Margin with respect to Letters of Credit multiplied by the face amount of such Letter of Credit. Such Letter of Credit Fee shall be allocated pro rata (according to the applicable Commitment Percentages) to each Lender. In addition, the US Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender, (a) a fee at a rate per annum equal to one-eighth of one percent (0.125%) multiplied by the face amount of each Letter of Credit, such fee to be payable quarterly in arrears on the last US Business Day of each calendar quarter for such calendar quarter then ending and (b) standard issuance, extension, renewal, processing, negotiating, amendment and administration fees, as determined in accordance with the Issuing Lender's or the Administrative Agent's customary fees and charges for similar facilities, such fees to be payable at such time or times as such charges are customarily made by the Issuing Lender.

                         6. CERTAIN GENERAL PROVISIONS.

         6.1. FEES.

                  6.1.1. AGENT'S FEES. The Borrowers agree to pay from time to time to the Administrative Agent, for its own account, such fees (collectively, the "Agent's Fees") as are set forth in the Fee Letter.

                  6.1.2. CLOSING FEES. The Borrowers agree to pay to the Administrative Agent on the Closing Date the closing fees set forth in the Fee Letter.

         6.2. FUNDS FOR PAYMENTS.

                  6.2.1. PAYMENTS TO ADMINISTRATIVE AGENT.

                           (a) The Administrative Agent shall debit an account of the US Borrower with the Administrative Agent for all (i) interest payments when due as provided in (Section)2.5 with respect to the Revolving Credit Notes or otherwise due hereunder, (ii) Commitment Fees when due as provided in (Section)2.2, and (iii) Letter of Credit Fees when due as provided in (Section)5.6. The failure of the Administrative Agent to debit such account as provided herein with respect to any such payments shall not constitute a waiver of any payment due hereunder. All payments of principal, Reimbursement Obligations and any other amounts due hereunder or under any of the other Loan Documents in respect to the Notes shall be made to the Administrative Agent, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other location that the Administrative Agent may from time to time designate, in each case in immediately available funds without setoff or counterclaim or other deduction.

                           (b) The Administrative Agent shall debit an account of the Canadian Borrower with the Administrative Agent for all interest payments when due as provided in (Section)3.4 with respect to the Canadian Term Notes or otherwise due hereunder. The failure of the Administrative Agent to debit such account as provided herein with respect to any such payments shall not constitute a waiver of any payment due hereunder. All payments of principal and any other amounts due hereunder or under any of the other Loan Documents in respect to the Canadian Term Notes shall be made to the Administrative Agent, for the respective accounts of the applicable Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other location in the United States that the Administrative Agent may from time to time designate, in each case in immediately available funds.

                  6.2.2. CURRENCY MATTERS.

                           (a) Dollars are the currency of account and payment for each and every sum at any time due from the US Borrower hereunder.

                           (b) Canadian Dollars are the currency of account and payment for each and every sum at any time due from the Canadian Borrower hereunder; provided that:

                                    (i)     each payment in respect of costs,
                           expenses and indemnities shall be made in the currency in which the same were incurred; and

                                    (ii)    any amount expressed to be payable
                           in a currency other than Canadian Dollars shall be paid in that other currency.

                           (c) No payment to any of the Administrative Agent or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Administrative Agent or such other Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, the Borrowers shall indemnify and reimburse the Administrative Agent or such other Lender, as the case may be, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Credit Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall.

                           (d) If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Credit Agreement in Dollars or in any other currency (hereinafter in this (Section)6.2.2 called the "first currency") into any other currency (hereinafter in this (Section)6.2.2 called the "second currency"), then the conversion shall be made at the spot rate of exchange of the Administrative Agent (as conclusively determined by the Administrative Agent) at the Administrative Agent's close of business on the US or Canadian Business Day (as the case may be) next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to the Administrative Agent or any Lender pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the Borrowers to pay to the Administrative Agent and the Lenders any amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement only to the extent of the amount of the first currency which the Administrative Agent and each of the Lenders is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with the Administrative Agent's and such Lender's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement, the Borrowers hereby jointly and severally agree that they will indemnify the Administrative Agent and each of the Lenders against and save the Administrative Agent and each of the Lenders harmless from any shortfall so arising. This indemnity shall constitute a joint and several obligation of the Borrowers separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to the Administrative Agent or any Lender under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by the Administrative Agent and each such Lender, as the case may be, and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this (Section)6.2.2 shall survive the payment in full of all of the other obligations of the Borrowers under this Credit Agreement.

                           (e) For all purposes of this Credit Agreement, the amount in one currency which shall be equivalent on any particular date to a specified amount in another currency shall be that amount (as conclusively ascertained by the Administrative Agent) in the first currency which is or could be purchased by the Administrative Agent (in accordance with its normal banking practices) with such specified amount in the second currency in any recognized Eurocurrency Interbank Market selected by the Administrative Agent in good faith for delivery on such date at the spot rate of exchange prevailing at or about 11:00 a.m., London time (or as soon thereafter as practicable), on such date.

         6.3. COMPUTATIONS. All computations of interest on LIBOR Rate Loans, Canadian LIBOR Rate Loans and of Commitment Fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest with respect to Base Rate Loans and CDOR Rate Loans shall be based on a 365-day year, and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans and Canadian LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a US or Canadian Business Day (as the case may be) the due date for such payment shall be extended to the next succeeding US or Canadian Business Day (as the case may be) and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the applicable Note Records from time to time shall be considered correct and binding on the applicable Borrower unless within five (5) US or Canadian Business Days (as the case may be) after receipt of any notice by the Administrative Agent or Lender of such outstanding amount, the Administrative Agent or such Lender shall notify the applicable Borrower to the contrary. With respect to the Canadian Term Loan, whenever interest is payable hereunder on the basis of a year of 365 or 360 days, for the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable hereunder multiplied by the actual number of days in the year and divided by 365 or 360, as applicable. All interest will be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.

         6.4. INABILITY TO DETERMINE LIBOR RATE OR CANADIAN LIBOR RATE. In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan or Canadian LIBOR Rate Loan (as the case may be), the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate or Canadian LIBOR Rate (as the case may be) that would otherwise determine the rate of interest to be applicable to any such Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the US Borrower, the Canadian Borrower and the Lenders) to the US Borrower or the Canadian Borrower (as the case may be) and the Lenders. In such event (a) any Loan Request or Conversion Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, (c) each Continuation Request with respect to Canadian LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for CDOR Rate Loans, if such rate is available, and (d) the obligations of the Lenders to make LIBOR Rate Loans or Canadian LIBOR Rate Loans (as the case may be) shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exists, whereupon the Administrative Agent shall so notify the US Borrower or the Canadian Borrower (as the case may be) and the Lenders.

         6.5. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans or Canadian LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make LIBOR Rate Loans or Canadian LIBOR Rate Loans or convert Base Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Lender's then outstanding LIBOR Rate Loans or Canadian LIBOR Rate Loans, if any, shall (a) if comprising LIBOR Rate Loans, be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law, and (b) if comprising Canadian LIBOR Rate Loans, be converted automatically to CDOR Rate Loans on the last day of each Interest Period applicable to such Canadian LIBOR Rate Loans. Each of the US Borrower and the Canadian Borrower, as the case may be, hereby agrees promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this (Section)6.5, including any interest or fees payable by such Lender to Lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans or its Canadian LIBOR Rate Loans (as the case may be) hereunder.

         6.6. ADDITIONAL COSTS, ETC. If the adoption of any future applicable law or any change in any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement (including, without limitation, taxes or other charges imposed as a result of such Lender's non-resident status), the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, prudential assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

                  (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                           (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender, or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from any of the Borrowers hereunder, then, and in each such case, the applicable Borrower will, within ten
         (10) US or Canadian (as applicable) Business Days after such Borrower's receipt of a written request (setting forth a reasonably detailed explanation as to the reason for any additional amounts payable pursuant to this (Section)6.6) made by such Lender or the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum; provided that the applicable Borrower shall not be required to compensate a Lender pursuant to this (Section)6.6 for any amounts incurred more than six months prior to the date that such Lender notifies such Borrower of such Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

         6.7. CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Lender or Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the applicable Borrower of such fact. To the extent that the amount of such reduction in the return on capital is based on the Commitment, or the Loans and is not reflected in the interest or fees payable by the US Borrower or the Canadian Borrower (as the case may be), such Borrower and such Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which such Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Lender in light of these circumstances. If such Borrower and such Lender are unable to agree to such adjustment within thirty (30) days of the date on which such Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Lender's reasonable determination, provide adequate compensation. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         6.8. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to (Sections)6.6 or 6.7 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

         6.9. INDEMNITY. The US Borrower and the Canadian Borrower (as the case may be) agree to indemnify each Lender and to hold such Lender harmless from and against any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans or Canadian LIBOR Rate Loans or CDOR Rate Loans (as the case may be) as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans or Canadian LIBOR Rate Loans or CDOR Rate Loans (as the case may be), (b) default by such Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Revolving Credit Loan Request or a Conversion Request or Continuation Request relating thereto in accordance with (Sections)2.6, 2.8, or 3.5 or (iii) the making of any payment of a LIBOR Rate Loan or Canadian LIBOR Rate Loan (as the case may be) or the making of any conversion of any LIBOR Rate Loan to a Base Rate Loan, on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans, including, without limitation, repayments required by (Section)4.2. Such loss or reasonable expense shall include an amount equal to (A) the excess, if any, as reasonably determined by the applicable Lender of its cost of obtaining the funds for the LIBOR Rate Loan, Canadian LIBOR Rate Loan or CDOR Rate Loan being paid, prepaid, converted, not converted, or not borrowed, as the case may be (based on the applicable LIBOR Rate, Canadian LIBOR Rate or CDOR Rate) for the period from the date of such payment, prepayment, conversion, or failure to borrow or convert, as the case may be, to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for the Loan which would have commenced on the date of such failure to borrow) over
(B) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted, or not borrowed, converted, or prepaid for such period or Interest Period, as the case may be, which determinations shall be prima facie evidence thereof absent manifest error.

         6.10. INTEREST AFTER DEFAULT. During the continuance of an Event of Default, pursuant to (Sections)14.1(a) or 14.1(b) (a "Payment Event of Default"), the principal and (to the extent permitted by applicable law) interest on the Loans and all other amounts payable hereunder or under any of the other Loan Documents (whether or not overdue) shall, until such Payment Event of Default has been cured or remedied or such Payment Event of Default has been waived by the Required Lenders pursuant to (Section)27, bear interest at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, the Base Rate) until such amount shall be paid in full (after as well as before judgment).

         6.11. REPLACEMENT OF LENDERS. If any Lender (an "Affected Lender") (a) makes demand upon a Borrower for (or if a Borrower is otherwise required to pay) amounts pursuant to (Sections)6.12(d), 6.6, or 6.7, (b) is unable to make or maintain LIBOR Rate Loans as a result of a condition described in (Section)6.4 or (c) defaults in its obligation to make Loans, in accordance with the terms of this Credit Agreement or participate in any Swingline Loan (such Lender being referred to as a "Defaulting Lender"), such Borrower within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing such Borrower to be required to pay such compensation or causing (Section)6.4 to be applicable), or default, as the case may be, by notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with such Borrower in obtaining a replacement lender satisfactory to the Administrative Agent and such Borrower (the "Replacement Lender"); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Loans and Commitments, as provided herein, but none of such Lenders shall be under an obligation to do so; or (iii) designate a Replacement Lender approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Loans and Commitments, then such Affected Lender shall assign, in accordance with (Section)20, all of its Commitments, Loans, Letter of Credit Participations, and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that
(A) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and
(B) prior to any such assignment, the Borrowers shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under (Sections)6.1.2(d),
6.6 or 6.7. Upon the effective date of such assignment, the applicable Borrower shall issue replacement Notes, if applicable, to such Replacement Lender and/or non-Affected Lenders, as the case may be, and such institution shall become a "Lender" for all purposes under this Credit Agreement and the other Loan Documents.

         6.12. TAXES.

         (a) All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes unless any Borrower is compelled by law to make such deduction or withholding. If any such Indemnified Taxes or Other Taxes is imposed upon a Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, (i) such Borrower will pay to the Administrative Agent, for the account of the applicable Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount as shall be necessary to enable the applicable Lenders, or Administrative Agent to receive the same net amount which the applicable Lenders, or Administrative Agent would have received on such due date had no such obligation been imposed upon such Borrower, (ii) such Borrower shall make such deductions or withholding and (iii) such Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law. Such Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Borrower hereunder or under such other Loan Document.

         (b) In addition, each of the Borrowers agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Loan or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any Loan ("Other Taxes").

         (c) If a Lender determines in its sole and absolute discretion that it has received a credit or other benefit in respect of any such tax deduction reimbursed or made on its behalf by the Borrowers, it shall promptly remit the same to or for the account of such Borrower; provided that no Lender shall be required to take a tax reporting position pursuant to the foregoing provision which will produce any net benefit to it with respect to foreign tax payments.

         (d) On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to this (Section)6.12 invalid or inaccurate, each Lender that is not a U.S. Person as defined in
Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") shall (if legally able to do so) deliver to the US Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including (A) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form W-8BEN or Form W-8ECI or any applicable successor form or other applicable form pertaining to any such Lender and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or subsequent version thereto, properly completed and duly executed by such Lender establishing that such payment is (A) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with conduct by such Lender of a trade or business in the United States or (B) totally exempt from United States Federal withholding tax or, if due to a change in law occurring after the date such Lender became a party hereto, subject to a reduced rate of such tax under a provision of an applicable tax treaty and (ii) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the US Borrower and to the effect that (A) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (B) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code and (C) is not a controlled foreign corporation receiving interest from a related person for purposes of
Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 (or successor form). Each Lender agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the US Borrower's or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, or other applicable Form W-8 in addition to or in replacement of the forms previously delivered, deliver to the US Borrower and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, or other applicable Form W-8 (or any successor forms thereto).

         6.13. INTEREST LIMITATION. Notwithstanding any other term of this Credit Agreement or any Note or any other document referred to herein or therein, the maximum amount of interest which may be charged to or collected from any Person liable hereunder or under any Note by any Lender shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended and the Criminal Code (Canada)), so that the maximum of all amounts constituting interest under applicable law, however computed, shall never exceed as to any Person liable therefor such lawful maximum, and any term of this Credit Agreement or any other Loan Document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

         6.14. SUBORDINATION AGREEMENTS OF THE BORROWERS.

                  (a) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by the other Borrower to such Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. If such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness before payment in full in cash of the Obligations, such amounts shall be collected, enforced, received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata accounts of the relevant Lenders to be applied to repay (or be held as security for the repayment of) the Obligations or Canadian Obligations, as applicable.

                  (b) The payment of any amounts due with respect to any indebtedness of the Borrowers or GRO for money borrowed or credit received now or hereafter owed to the Guarantors is hereby subordinated to the prior payment in full in cash of all of the Obligations. If any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lenders and the Administrative Agent and be paid over to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions hereof.

                  (c) The provisions of this (Section)6.14 are made for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against either or both of the Borrowers as often as the occasion therefor may arise and without requirement on the part of the Administrative Agent or the Lenders first to marshal any of their claims or to exercise any of their rights against the other Borrower or to exhaust any remedies available to them against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this (Section)6.14 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders upon the insolvency, bankruptcy or reorganization of either of the Borrowers or is repaid in good faith settlement of a pending or threatened avoidance claim, or otherwise, the provisions of this (Section)6.14 will forthwith be reinstated in effect, as though such payment had not been made.

                       7. GUARANTY AND COLLATERAL SECURITY

         7.1. GUARANTY. As an inducement to the Lenders to make the Loans and the Issuing Lender to issue the Letters of Credit (where applicable) available to the Borrowers, (a) the US Guarantors hereby unconditionally and irrevocably guarantee (i) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing whether for principal, interest, fees, expenses or otherwise under this Credit Agreement or any of the other Loan Documents, and (ii) the strict performance and observance by the Borrowers of all agreements, warranties and covenants applicable to the Borrowers in the Loan Documents (such Obligations collectively being hereafter referred to as the US Guarantors' "US Guaranteed Obligations"); (b) to the fullest extent permitted by applicable law, GWI and the Canadian Guarantors (other than Huron) hereby unconditionally and irrevocably guarantee (i) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Canadian Obligations, and (ii) the strict performance and observance by the Canadian Borrower of all agreements, warranties and covenants applicable to the Canadian Borrower in the Loan Documents (such obligations collectively being referred to as GWI's and the Canadian Guarantors' (other than Huron) "Canadian Guaranteed Obligations"); and
(c) to the fullest extent permitted by applicable law, Huron hereby unconditionally and irrevocably guarantees (i) the full punctual payment when due, whether at stated maturity, acceleration or otherwise, of the GRO Obligations, and (ii) the strict performance and observance by GRO of all agreements, warranties and covenants applicable to GRO in the Loan Documents (such Obligations collectively being referred to as Huron's "GRO Guaranteed Obligations"). In order to secure the Guaranteed Obligations, GWI, the Canadian Borrower and the Canadian Guarantors have fully executed and delivered the Security Documents to which they are a party to the Administrative Agent.

         7.2. GUARANTORS AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. To the extent the Guarantors are permitted to do so by applicable law, each of the Guarantors guarantees that its Guaranteed Obligations will be paid strictly in accordance with the terms hereof, regardless of (a) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender or the Administrative Agent with respect thereto, including, without limitation, any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Guaranteed Obligation other than strictly in accordance with the terms of this Credit Agreement (such as by the tender of a currency other than as provided in (Section)6.2.2 or that restricts the procurement of such currency by the Borrowers or the Guarantors), or (b) any agreement, whether or not signed by or on behalf of the Administrative Agent or the Lenders, in connection with the restructuring or rescheduling of public or private obligations in any Borrower's country, whether or not such agreement is stated to cause or permit the discharge of the Obligations prior to the final payment in full of the Obligations in the currency required by (Section)6.2.2 in strict accordance with this Credit Agreement. The liability of each Guarantor with regard to its Guaranteed Obligations shall be absolute and unconditional irrespective of:

                  (i) any change in the time, manner or place of payment of, or in any other term of, all or any of its Guaranteed Obligations or any other amendment or waiver of or any consent to departure from this Credit Agreement or any other Loan Document;

                  (ii) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of its Guaranteed Obligations;

                  (iii)    any change in ownership of the Borrowers;

                  (iv) any acceptance of any partial payment(s) from the Borrowers or any other Guarantor; or

                  (v) any setoff, defense, counterclaim or other circumstance whatsoever (in any case, whether based on contract, tort or any other theory) which might otherwise constitute a legal or equitable defense available to, or a discharge of (other than by payment in full in cash), any of the Borrowers or a Guarantor in respect of its Obligations under any Loan Document.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by the Lenders or the Administrative Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

         7.3. EFFECTIVENESS; ENFORCEMENT. This Guaranty shall be effective and shall be deemed to be made with respect to each Loan made and each Letter of Credit issued as of the time it is made or issued, as applicable. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of any Borrower, and no defect in or insufficiency or want of powers of any Borrower or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against this Guaranty. This Guaranty is a continuing guaranty and shall (a) survive any termination of this Credit Agreement, and (b) remain in full force and effect until all Commitments have expired, all Outstanding Letters of Credit have expired, matured or otherwise been terminated, and all Guaranteed Obligations and all other amounts payable hereunder have been performed and paid in full in cash or otherwise satisfied. This Guaranty is made for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Administrative Agent or the Lenders first to exercise any rights against the Borrowers, or to resort to any other source or means of obtaining payment of any of the said obligations or to elect any other remedy.

         7.4. WAIVERS. Except as otherwise specifically provided in any of the Loan Documents, each of the Guarantors hereby waives promptness, diligence, protest, notice of protest, all suretyship defenses, the benefit of discussion, the benefit of division, notice of acceptance and any other notice with respect to any of its Guaranteed Obligations and this Guaranty and any requirement that the Lenders or the Administrative Agent protect, secure, perfect any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrowers, or any other Person. Each of the Guarantors also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of its Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

         7.5. EXPENSES. Each of the Guarantors hereby promises to reimburse (a) the Administrative Agent for all reasonable out-of-pocket fees and disbursements (including all reasonable attorneys' fees), incurred or expended in connection with the preparation, filing or recording, or interpretation of this Guaranty, the Credit Agreement and the other Loan Documents to which such Guarantor is a party, or any amendment, modification, approval, consent or waiver hereof or thereof, and (b) the Administrative Agent and the Lenders and their respective Affiliates for all reasonable out-of-pocket fees and disbursements (including reasonable attorneys' fees for the Administrative Agent's counsel, including local and special counsel, and one additional firm of counsel for the Lenders), incurred or expended in connection with the enforcement of its Guaranteed Obligations (whether or not legal proceedings are instituted).

         7.6. CONCERNING JOINT AND SEVERAL LIABILITY OF THE GUARANTORS.

                  (a) Each of the Guarantors hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the applicable Borrower, with respect to the payment and performance of all of its Guaranteed Obligations (including, without limitation, any Guaranteed Obligations arising under this (Section)7), it being the intention of the parties hereto that (i) all such Guaranteed Obligations shall be the joint and several Guaranteed Obligations of the US Guarantors; (ii) the Canadian Guaranteed Obligations shall be the joint and several Obligations of GWI and the Canadian Guarantors (other than Huron) without preferences or distribution among them; and (iii) the GRO Guaranteed Obligations shall be the obligation of Huron.

                  (b) If and to the extent that the applicable Borrower shall fail to make any payment with respect to any of its Obligations as and when due or to perform any of its Obligations in accordance with the terms thereof, then in each such event the applicable co-Guarantors will make such payment with respect to, or perform, such Guaranteed Obligations.

                  (c) The Guaranteed Obligations of each Guarantor under the provisions of this (Section)7 constitute full recourse obligations of such Guarantor enforceable against such Guarantor to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstance whatsoever.

                  (d) Except as otherwise expressly provided in this Credit Agreement, each of the Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans made or Letters of Credit issued under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Guaranteed Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Credit Agreement and this Guaranty. Each of the Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Guaranteed Obligations, the acceptance of any payment of any of the Guaranteed Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or the Lenders at any time or times in respect of any Default or Event of Default by any of the Borrowers or the Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Administrative Agent or the Lenders in respect of any of the Guaranteed Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Guaranteed Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers or any other Guarantor. Without limiting the generality of the foregoing, each of the Guarantors assents to any other action or delay in acting or failure to act on the part of the Lenders or the Administrative Agent with respect to the failure by any of the Borrowers or any other Guarantor to comply with its respective Obligations or Guaranteed Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this (Section)7, afford grounds for terminating, discharging or relieving any Guarantor, in whole or in part, from any of the Guaranteed Obligations under this (Section)7, it being the intention of the Guarantors that, so long as any of the Guaranteed Obligations hereunder remain unsatisfied, the Guaranteed Obligations of each of the Guarantors under this (Section)7 shall not be discharged except by performance and then only to the extent of such performance. The Guaranteed Obligations of each of the Guarantors under this (Section)7 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any of the Borrowers or the Guarantors or the Lenders or the Administrative Agent. The joint and several liability of each of the Guarantors hereunder shall continue in full force and effect notwithstanding any absorption, merger, consolidation, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of the Borrowers or the Guarantors, the Lenders or the Administrative Agent.

                  (e) The US Guarantors, GWI (solely in its capacity as a Guarantor of the Canadian Guaranteed Obligations under this (Section)7), the Canadian Guarantors (solely in their capacity as Guarantors of the Canadian Guaranteed Obligations) and Huron (solely in its capacity as Guarantor of the GRO Guaranteed Obligations), shall be liable under the Guaranty under this (Section)7 only for the maximum amount of such liabilities that can be incurred under applicable law without rendering this Credit Agreement, as it relates to the guaranty under this (Section)7, voidable under applicable law relating to fraudulent conveyance, fraudulent transfer and corporate financial assistance, and not for any greater amount. Accordingly, if any obligation under any provision of the guaranty under this (Section)7 shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantors, the Administrative Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of the Guarantors under this (Section)7 to the Lenders or the Administrative Agent shall remain valid and enforceable, and that all sums not in excess of those permitted under applicable law shall remain fully collectible by the Lenders and the Administrative Agent from the US Guarantors, GWI, the Canadian Borrower and the Canadian Guarantors, as the case may be.

                  (f) To the extent any Guarantor makes a payment hereunder in excess of the aggregate amount of the benefit received by such Guarantor in respect of the extensions of credit under the Credit Agreement (the "Benefit Amount"), then such Guarantor, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from the Borrowers and each other Guarantor such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other Guarantor to the total Benefit Amount received by all Guarantors, and the right to such recovery shall be deemed to be an asset and property of such Guarantor so funding; provided, that each of the Guarantors hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Guarantors with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Lenders or the Administrative Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Guarantor may have against any other Guarantor with respect to any payments to the Lenders or the Administrative Agent hereunder or under any other Loan Document are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Guarantor, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Guarantor therefor.

                  (g) Each of the Guarantors hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Guarantor to any other Guarantor or Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. If, notwithstanding the foregoing sentence, such Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness before payment in full in cash of the Obligations, such amounts shall be collected, enforced, received by such Guarantor as trustee for the Lenders, and the Administrative Agent and be paid over to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, to be applied to repay (or be held as security for the repayment of) the Obligations.

                  (h) The provisions of this (Section)7 (other than 7.6(f), which is made for the benefit of the Guarantors) are made for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against the Guarantors as often as occasion therefor may arise and without requirement on the part of the Administrative Agent or the Lenders first to marshal any of their claims or to exercise any of their rights against the Borrowers or the Guarantors or to exhaust any remedies available to them against the Borrowers or the Guarantors or to resort to any other source or means of obtaining payment of any of the obligations hereunder or to elect any other remedy. The provisions of this (Section)7 shall remain in effect until all of the Guaranteed Obligations shall have been paid in full or otherwise fully satisfied and the Commitments have expired and all outstanding Letters of Credit have expired, matured or otherwise been terminated. If at any time, any payment, or any part thereof, made in respect of any of the Guaranteed Obligations, is rescinded or must otherwise be restored or returned by the Lenders or the Administrative Agent upon the insolvency, bankruptcy or reorganization of any of the Borrowers or the Guarantors, or otherwise, the provisions of this (Section)7 will forthwith be reinstated in effect, as though such payment had not been made.

         Until the final payment and performance in full in cash of all of the Obligations, no Guarantor shall exercise, and each Guarantor hereby waives any rights such Guarantor may have against any of the Borrowers or any other Guarantor arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Administrative Agent or any Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; such Guarantor will not claim any setoff, recoupment or counterclaim against the Borrowers or the other Guarantor in respect of any liability of the Borrowers to such Guarantor; and such Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Lender.

         7.7. INDEMNITY. Each of the Guarantors, as a separate and additional liability, further undertakes and agrees to indemnify and keep indemnified upon written demand (setting forth a reasonably detailed explanation as to the reason for any additional amounts payable pursuant to this (Section)7.7), each of the Lenders and the Administrative Agent (together and each separately in this (Section)7.7 called the "Creditors") against any loss, damage, cost, charge or expense whatsoever that the Creditors suffer by reason of, in connection with, or as a consequence of:

                  (a) the non-payment of any of its Guaranteed Obligations or the non-performance or non-observance of any of its Guaranteed Obligations;

                  (b) the liability of the Borrowers or GRO, as applicable, to pay the Guaranteed Obligations to the Creditors or to perform the Guaranteed Obligations being void, voidable or unenforceable in whole or in part, as a result of any lack of capacity, power or authority or any improper exercise of power or authority on the part of the Borrowers or GRO;

                  (c)      the Borrowers or GRO becoming insolvent, including:
         (i) the amount of any payment made to the Creditors which is void or voidable against any person; and (ii) the amount of any interest (including capitalized interest) which does not accrue from the date of insolvency or is not recoverable by reason of the insolvency, and which would otherwise have been recoverable from the Guarantors under this Credit Agreement; or

                  (d) the Guaranteed Obligations being (or moneys which would have been Guaranteed Obligations had they not been irrecoverable) not recoverable from the Borrowers or GRO in whole or in part and not recoverable from the Guarantors under the guaranty in this (Section)7 by reason of any other fact or circumstance whatsoever and whether the transactions or any of them relating to such moneys have been void, voidable or illegal or have been subsequently avoided and whether or not any of the matters or facts relating thereto have been or ought to have been within the knowledge of the Creditors.

         7.8. SECURITY OF BORROWERS AND GUARANTORS.

                  7.8.1. ALL OBLIGATIONS. The Obligations shall be secured by
(a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of GWI and the US Guarantors (excluding, subject to (Section)7.8.3 hereof, Real Estate), other than (subject to clause (b) and (c) hereof) stock or other equity interests of any Subsidiary, (b) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in 100% of the stock or other equity interests of the US Guarantors, and (c) except with respect to the Canadian Obligations, a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in 65% of the stock or other equity interests of each non-U.S. Guarantor.

                  7.8.2. CANADIAN OBLIGATIONS. The Canadian Obligations shall be further secured by (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Canadian Borrower and each of the Canadian Guarantors (excluding, subject to (Section)7.8.3 hereof, Real Estate), (b) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in 35% of the stock or other equity interests of each of the Canadian Guarantors whose direct parent is a Person organized or otherwise formed under the laws of any state of the United States or the District of Columbia, and a perfected second priority security interest (subject only to

Permitted Liens entitled to priority under applicable law and the Liens of the Administrative Agent securing the US Obligations) in 65% of the stock or other equity interests of each of the Canadian Guarantors whose direct parent is a Person organized or otherwise formed under the laws of any state of the United States or the District of Columbia, and (c) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in 100% of the stock or other equity interests of the Canadian Borrower and each of the Canadian Guarantors whose direct parent is a Person organized or otherwise formed under the laws of Canada or any province thereof.

                  7.8.3. REAL ESTATE. The Borrowers will, and will cause each of their Restricted Subsidiaries to, upon the request of the Administrative Agent, execute and deliver, as promptly as practicable, but in any event within sixty
(60) days thereafter, mortgages with respect to such Person's Real Estate, and take such other actions as may be reasonably requested including without limitation the delivery of legal opinions and title insurance, within one hundred twenty (120) days of such request, so as to provide the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a perfected first priority security interest in such assets.

                       8. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent as follows:

         8.1. CORPORATE AUTHORITY.

                  8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrowers and its Restricted Subsidiaries (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state or country of incorporation or formation, (b) has all requisite corporate or other power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                  8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Restricted Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate or other authority of such Person, (b) have been duly authorized by all necessary corporate or other proceedings,
         (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Person is subject or any judgment, order, writ, injunction, license or permit applicable to any such Person unless no Material Adverse Effect and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon any such Person.

                  8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Restricted Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by each of the Borrowers and each of its Restricted Subsidiaries of this Credit Agreement, the other Loan Documents to which any of the Borrowers or any of their Restricted Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval, consent, order, authorization or license by, or giving of notice to, or taking of any other action with respect to, any governmental agency or authority of any jurisdiction (including, without limitation, the STB), or other fiscal, monetary or other authority, under any provisions of any laws or governmental rules, regulations, orders, or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal, monetary or other authority, under any provision of any laws or governmental rules, regulations, orders or decrees of any jurisdiction applicable to or binding on any Borrower or any of their Restricted Subsidiaries.

         8.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 8.3 hereto, each of the Borrowers and each of its Restricted Subsidiaries own all of the assets reflected in the consolidated and consolidating balance sheets of the US Borrower and its Restricted Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, Liens or other encumbrances except Permitted Liens and the rights of lessees and other parties lawfully in possession in the ordinary course of business.

         8.4. FINANCIAL STATEMENTS AND PROJECTIONS.

                  8.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders the consolidated balance sheet of the US Borrower and its Subsidiaries as of the Balance Sheet Date, and consolidated statements of income and cash flows of the US Borrower and its Subsidiaries, in each case for the fiscal year then ended, audited by Arthur Andersen LLP. There has also been furnished to each of the Lenders the consolidated balance sheets for the Borrowers and their Restricted Subsidiaries and the consolidating balance sheets of the Borrowers and their Restricted Subsidiaries, in each case as of the Balance Sheet Date and June 30, 2002, and the related consolidated statements of income and cash flow for the Borrowers and their Restricted Subsidiaries for the fiscal quarters then ended, and the consolidating statements of income and cash flow for the Borrowers and their Restricted Subsidiaries for the fiscal quarters then ended, each setting forth in comparative form the figures for the previous fiscal year. All such balance sheets, statements of income, cash flow statements and financial statements have been prepared in accordance with GAAP and fairly present the financial condition of the Borrowers and their Restricted Subsidiaries, as at the close of business on the dates thereof and the results of operations for the fiscal year or other period then ended. There are no contingent liabilities of the Borrowers or their Restricted Subsidiaries as of such dates involving material amounts, to the best of the knowledge of the officers of any of the Borrowers, which were not disclosed in such balance sheet and statements and the notes related thereto.

                  8.4.2. PROJECTIONS. The projections of the Borrowers and their Restricted Subsidiaries including (a) on an annual basis, consolidated balance sheets, income and cash flow statements of the Borrowers and their Restricted Subsidiaries, in each case for the period from January 1, 2002 through December 31, 2007 and (b) annual calculations of the covenants contained in (Section)11 hereof for the 2002 through 2007 fiscal years, copies of which have been delivered to each Lender, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the best knowledge of the Borrowers, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

         8.5. NO MATERIAL CHANGES, ETC.; SOLVENCY.

                  8.5.1. CHANGES. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect. Since the Balance Sheet Date, the Borrowers have not made any Restricted Payment other than as permitted by (Section)10.4 hereof.

                  8.5.2. SOLVENCY. Both before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents, the Borrowers and their Restricted Subsidiaries, on a consolidated basis, are Solvent. As used herein, "Solvent" shall mean that the Borrowers and their Restricted Subsidiaries on a consolidated basis (a) have assets having a fair value in excess of their liabilities, (b) have assets having a fair value in excess of the amount required to pay their liabilities on existing debts as such debts become absolute and matured, and (c) have, and expect to continue to have, access to adequate capital for the conduct of their business and the ability to pay their debts from time to time incurred in connection with the operation of their business as such debts mature.

         8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrowers and each of their Restricted Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without, to the best of its knowledge, conflict with any rights of others.

         8.7. LITIGATION. Except as set forth in Schedule 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any of the Borrowers or their Restricted Subsidiaries before any court, tribunal or administrative agency or board (a) that, if adversely determined, would have a Material Adverse Effect, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8.8. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers or any of their Restricted Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could have a Material Adverse Effect.

         8.9. TAX STATUS. The Borrowers and their Restricted Subsidiaries (a) have made, filed or duly extended all federal, provincial, state and income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject,
(b) have paid all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations and all estimated Taxes in connection with any extensions, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no basis for any such claim.

         8.10. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         8.11. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers or any of their Restricted Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         8.12. CERTAIN TRANSACTIONS. Except as set forth on Schedule 8.12 and except for arm's length transactions pursuant to which any of the Borrowers or any of their Restricted Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Restricted Subsidiary could obtain from third parties, none of the officers, directors, or employees of any of the Borrowers or any of their Restricted Subsidiaries or other Affiliates is presently a party to any transaction with any of the Borrowers or any of their Restricted Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the best knowledge of such Person, any corporation, partnership, trust or other entity in which any officer, director, other Affiliates or any such employee has a substantial interest or is an officer, director, trustee or partner.

         8.13. EMPLOYEE BENEFIT PLANS.

                  8.13.1. IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (Section)412 of ERISA except where failure to comply would not reasonably be expected to cause a Material Adverse Effect or otherwise create a Default or Event of Default hereunder. Except as set forth in Schedule 8.13, the US Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under (Section)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  8.13.2. GUARANTEED PENSION PLANS. Except as set forth in
         Schedule 8.13, each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, or the notice or lien provisions of (Section)302(f) of ERISA has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan and neither the US Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to (Section)307 of ERISA or (Section)401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, which to the extent heretofore due have been timely paid) has been incurred by any of the Borrowers or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, or where the initial valuation of any Guaranteed Pension Plan has not been completed, based on the US Borrower's reasonable estimate of the benefit liabilities and assets of such Plan, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (Section)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than $5,000,000.

                  8.13.3. MULTIEMPLOYER PLANS. Neither the US Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (Section)4201 of ERISA or as a result of a sale of assets described in (Section)4204 of ERISA. Neither the US Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (Section)4241 or (Section)4245 of ERISA or is at risk of entering reorganization or, becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under (Section)4041A of ERISA.

                  8.13.4. CANADIAN PLANS. All contributions or premiums to be paid by the Canadian Borrower and the Canadian Guarantors under the terms of each Canadian Plan or by applicable law have been made in a timely fashion in accordance with applicable law and the terms of the Canadian Plans, and each Canadian Plan has been registered, administered, and invested in accordance with its terms and applicable law. The Canadian Borrower and the Canadian Guarantors may unilaterally amend or terminate, in whole or in part, each of their Canadian Plans. Except as set forth in Schedule 8.13, as of the date hereof, neither the aggregate going concern unfunded liability nor the aggregate solvency deficiency in respect of all the Canadian Plans which are funded plans, determined pursuant to the actuarial assumptions and methodology utilized in the most recent actuarial valuations therefor, exceeds the Canadian Dollar Equivalent of $5,000,000. The Canadian Borrower and Canadian Guarantors have delivered to the Administrative Agent such valuations for each funded Canadian Plan.

         8.14. USE OF PROCEEDS; REGULATIONS U AND X. The proceeds of the Loans shall be used by (a) the US Borrower solely to restate and refinance the Loans under the Prior Credit Agreement, for Permitted Acquisitions, investments permitted under (Section)10.3 and for working capital, Capital Expenditures and general corporate purposes, and (b) the Canadian Borrower to refinance existing Indebtedness, working capital and general corporate purposes. The US Borrower will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         8.15. ENVIRONMENTAL COMPLIANCE. Each of the Borrowers and their Restricted Subsidiaries have taken all reasonable steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such reasonable investigation, has determined that:

                  (a) except as set forth on Schedule 8.15 attached hereto, none of the Borrowers, none of their Restricted Subsidiaries nor any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any Canadian, federal, provincial, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment or otherwise relating to land use or occupation of land or buildings, heritage preservation, protection or conservation of natural or cultural sources, pollution or contamination of air, water or soil, waste or chemical disposal, toxic, hazardous, poisonous, or dangerous substances or noise or odor (hereinafter "Environmental Laws"), which violation could have a Material Adverse Effect;

                  (b) except as set forth in Schedule 8.15 attached hereto, none of the Borrowers nor any of their Restricted Subsidiaries has received notice from any third party including, without limitation, any Canadian, federal, provincial, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. (Section)6903(5) or by any applicable Environmental Laws, any hazardous substances as defined by 42 U.S.C. (Section)9601(14) or by any applicable Environmental Laws, any pollutant or contaminant as defined by 42 U.S.C. (Section)9601(33) or by any applicable Environmental Laws and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, provincial, state or local agency or other third party has conducted or has ordered that the Borrowers or any of their Restricted Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances, in each case which has or has the potential of having a Material Adverse Effect;

                  (c)      except as set forth on Schedule 8.15 attached hereto:
         (i) to the best knowledge of any of the Borrowers, no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances which would have a

         Material Adverse Effect, except in accordance with applicable Environmental Laws; (ii) in the course of any activities conducted by any Borrower, its Restricted Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) to the best knowledge of any Borrower, there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of any Borrower or its Restricted Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best knowledge of any Borrower, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, to the best knowledge of any Borrower, any Hazardous Substances that have been generated on any of the Real Estate after the effective date of RCRA and applicable regulations have been transported offsite only by carriers having an identification number issued by the EPA and with respect to Real Estate located in Canada, an identification number issued by any Canadian federal or provincial agency, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best knowledge of each Borrower, operating in compliance with such permits and applicable Environmental Laws; and

                  (d) except as listed on Schedule 8.15 hereto, none of the Borrowers and their Restricted Subsidiaries, nor any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

         8.16. SUBSIDIARIES, ETC. Each of the Borrowers' direct and indirect Subsidiaries are as set forth on Schedule 8.16 hereof and each Borrower holds the ownership interests in each direct and indirect Subsidiary described on
Schedule 8.16. None of the Subsidiaries of the Borrowers has any other Subsidiaries except as set forth on Schedule 8.16 hereto. None of the Borrowers or any of their Subsidiaries is engaged in any joint venture or partnership with any other Person.

         8.17. CAPITALIZATION. The US Borrower and its Subsidiaries are the record and beneficial owners of the issued and outstanding Capital Stock of the Persons described in and in the manner set forth on Schedule 8.17 hereof, free and clear of all Liens, other than Permitted Liens. All shares of such Capital Stock have been validly issued, are outstanding, fully paid and nonassessable and no options, warrants or other rights to subscribe to additional shares of the Capital Stock of such Persons have been granted or exist.

         8.18. FISCAL YEAR. Each of the Borrowers and their Restricted Subsidiaries has a fiscal year which is twelve calendar months ending on December 31 of each year.

         8.19. OPERATION OF RAILROADS. Each of the Borrowers is a rail carrier or is primarily engaged in the business of providing management and administrative services to rail carriers and other entities in the transportation business, and holding stock of its Restricted Subsidiaries. Each of the US Borrower's Restricted Subsidiaries (other than Leasing, RSI, GWIC, Management, Emons Industries, Inc., P&L Junction Holdings, Inc., Erie Holdings, Inc., Emons Finance Corp. and Investors) are primarily engaged in the railroad business in the states set forth below their respective names on Schedule 8.19 attached hereto. RSI and Management provide management and support functions for certain of the other Restricted Subsidiaries of the US Borrower. Investors, Emons Transportation Group, Inc.
and Emons Railroad Group, Inc. are holding companies. Leasing and SLR Leasing Corp. are primarily engaged in the business of acquiring, rebuilding, leasing and selling locomotives and rolling stock, and in other activities related to rail transportation. Maine Intermodal Transportation, Inc. operates an intermodal terminal. York Rail Logistics, Inc. provides warehousing and logistics services. Each of the US Borrower's Restricted Subsidiaries (other than Leasing, RSI, Management, Investors, SLR Leasing Corp., Maine Intermodal Transportation, Inc., Emons Industries, Inc., P&L Junction Holdings, Inc., Erie Holdings, Inc., Emons Finance Corp. and York Rail Logistics, Inc.) operates railroads in accordance with applicable laws.

         8.20. DISCLOSURE. No representation or warranty made by any of the Borrowers or any of their Restricted Subsidiaries in any Loan Document to which it is a party and no document or information furnished to the Administrative Agent or the Lenders by or on behalf of or at the request of any of the Borrowers or any of their Restricted Subsidiaries in connection with any of the transactions contemplated by the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

         8.21. NO WITHHOLDING. As of the Closing Date, none of the Borrowers are required by the laws of any jurisdiction to make any deduction or withholding of any nature whatsoever from any payment to be made by way of the Borrowers, or unless the amount and likelihood such deductions or withholdings are not, in the Administrative Agent's reasonable discretion, material. Neither this Credit Agreement nor any of the other Loan Documents is subject to any registration or stamp tax or any other similar or like taxes payable in any jurisdiction.

                   9. AFFIRMATIVE COVENANTS OF THE BORROWERS.

         Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letters of Credit:

         9.1. PUNCTUAL PAYMENT. Each of the Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, Letter of Credit Fees, Commitment Fees, Agent's Fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which such Borrower or any of its Restricted Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         9.2. MAINTENANCE OF OFFICE.

                  9.2.1. US BORROWER AND US GUARANTORS. The US Borrower and the US Guarantors will maintain their chief executive office at Corporate Headquarters, 66 Field Point Road, Greenwich, CT 06830 or at such other place in the United States of America as the US Borrower shall designate, upon thirty (30) days' prior written notice to the Administrative Agent, where notices, presentations and demands to or upon the US Borrower and the US Guarantors in respect of the Loan Documents to which the US Borrower is a party may be given or made.

                  9.2.2. CANADIAN BORROWER AND CANADIAN GUARANTORS. The Canadian Borrower and each of the Canadian Guarantors (other than Huron) will maintain their registered office at 6650 Durocher, Building No. 1, Outremont, Quebec H2B 3Z3, and Huron will maintain its registered office at 30 Oakland Avenue, Sault Ste.-Marie, Ontario, P6A 2T3, or at such other places in Canada as the Canadian Borrower shall designate, upon thirty (30) days' prior written notice to the Administrative Agent, where notices, presentations and demands to or upon the Canadian Borrower and the Canadian Guarantors in respect of the Loan Documents to which the Canadian Borrower or any of the Canadian Guarantors are party may be given or made.

         9.3. RECORDS AND ACCOUNTS. Each Borrower will (a) keep, and cause each of its Restricted Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Restricted Subsidiaries, contingencies, and other reserves.

         9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to the Administrative Agent:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers, the consolidated balance sheets for GWI and its Subsidiaries and the consolidating balance sheets of GWI and its Subsidiaries, in each case as at the end of such year, and the related consolidated statements of income and cash flow for GWI and its Subsidiaries for the period then ended, and the consolidating statements of income and cash flow for GWI and its Subsidiaries for the period then ended, each setting forth in comparative form the figures for the previous fiscal year (with the exception of the comparative consolidating statements for fiscal year 2002 which will not be provided), and all such consolidated and consolidating statements to be in reasonable detail and prepared in accordance with GAAP, and all such consolidated and consolidating statements to be certified without qualification by PriceWaterhouseCoopers LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with (i) a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default and (ii) their accountants' management letter relating to such fiscal year;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of the Borrowers, copies of the unaudited consolidated balance sheets of the Borrowers and their Restricted Subsidiaries and the consolidating balance sheets of the Borrowers and their Restricted Subsidiaries, in each case as at the end of such quarter, the related consolidated statements of income and cash flow for the Borrowers and their Restricted Subsidiaries for the portion of the Borrowers' fiscal year then elapsed, and the consolidating statements of income and cash flow for the Borrowers and their Restricted Subsidiaries for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officers of the Borrowers that the information contained in such financial statements fairly present the financial position of the Borrowers and their Restricted Subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsection (a) and subsection (b) above, provided that for the fiscal quarter ending as of September 30, 2002 the Borrowers shall deliver the financial statements referred to in subsection (b) above and a calculation of the Funded Debt to EBITDAR Ratio for the fiscal period then ended, a statement certified by the principal financial or accounting officers of the Borrowers in substantially the form of Exhibit D hereto (a "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in (Section)11 and, in each case, (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date;

                  (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature (i) filed with the Securities and Exchange Commission or (ii) sent to the stockholders of the Borrowers;

                  (e) no later than February 28 of each fiscal year of the Borrowers, the annual budgets of the Borrowers and their Restricted Subsidiaries, including projected consolidated balance sheets for the end of such fiscal year and the end of each quarter of such fiscal year and consolidated statements of income and cash flow for such fiscal year and the end of each quarter of such fiscal year of the Borrowers and their Restricted Subsidiaries; and

                  (f) from time to time such other financial data and information as the Administrative Agent or any Lender may reasonably request.

         9.5. NOTICES.

                  9.5.1. DEFAULTS. Each Borrower will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default of which they become aware. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Borrowers or any of their Restricted Subsidiaries are parties or obligors, whether as principal, guarantor, surety or otherwise, such Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                  9.5.2. ENVIRONMENTAL EVENTS. Each Borrower will within fifteen
         (15) days of becoming aware thereof, give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that any of the Borrowers or any of their

         Restricted Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, provincial, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, provincial, state or local environmental agency or board, that has the potential to have a Material Adverse Effect.

                  9.5.3. NOTICE OF LITIGATION AND JUDGMENTS. Each Borrower will, and will cause each of its Restricted Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Borrowers or any of their Restricted Subsidiaries or to which any of the Borrowers or any of their Restricted Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or any of their Restricted Subsidiaries that could reasonably be expected to have a Material Adverse Effect on such Borrower and its Restricted Subsidiaries taken as a whole and stating the nature and status of such litigation or proceedings. Each Borrower will, and will cause each of its Restricted Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten
         (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or any of their Restricted Subsidiaries in an amount in excess of $5,000,000.

                  9.5.4. NOTIFICATION OF DERAILMENTS. Each Borrower will, and will cause each of its Restricted Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within five (5) days of becoming aware thereof of any derailments or other types of accidents which result (or could result) in the incurrence of costs by the Borrowers and their Restricted Subsidiaries reasonably estimated to be or exceed $1,000,000 and which could reasonably be expected to have a Material Adverse Effect. The US Borrower shall deliver to the Administrative Agent and each of the Lenders all reports filed with the FRA regarding any occurrence referred to in this (Section)9.5.4. The Canadian Borrower shall deliver to the Administrative Agent and each of the Lenders all reports filed with relevant governmental authorities to which derailments or other types of accidents relating to railway operations are obliged to be reported.

         9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. Each Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Restricted Subsidiaries and will not, and will not cause or permit any of its Restricted Subsidiaries to, convert to a limited liability company or a limited liability partnership. Each Borrower (a) will cause all of its properties and those of its Restricted Subsidiaries used or useful in the conduct of its business or the business of their Restricted Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of each Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Restricted Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this (Section)9.6 shall prevent any of the Borrowers from discontinuing the operation and maintenance of any of its properties or any of those of its Restricted Subsidiaries, including the existence of any Restricted Subsidiary of any of the Borrowers or the conversions of any Restricted Subsidiary of the Borrowers to a limited liability company or limited liability partnership, if such discontinuance or conversion is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect and, with respect to the conversions of a Borrower or a Restricted Subsidiary to a limited liability company or limited liability partnership, simultaneously with such conversion, such Borrower or Restricted Subsidiary shall have executed and delivered to the Administrative Agent all documentation which the Administrative Agent reasonably determines is necessary to continue such Borrower's or such Restricted Subsidiary's obligations in respect of this Credit Agreement and the other Loan Documents. Specifically, but not in limitation of the foregoing, the US Borrower and each of the US Guarantors will maintain such an appropriate FRA Class rating on its railroad lines as is reasonable and prudent in light of all the relevant facts and circumstances.

         9.7. INSURANCE. Each Borrower will, and will cause each of its Restricted Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to their properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as described on Schedule 9.7 hereto and as may be reasonable and prudent.

         9.8. TAXES. Each Borrower will, and will cause each of its Restricted Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, all material Taxes imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property in each case, that if not paid, is reasonably likely to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and (b) such Borrower or such Restricted Subsidiary shall have set aside on its books adequate reserves with respect thereto; provided however that each Borrower and each of their Restricted Subsidiaries will pay all such Taxes forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         9.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  9.9.1. GENERAL. Each Borrower shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of the Borrowers or any of their Restricted Subsidiaries, to examine the books of account of the Borrowers and their Restricted Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers and their Restricted Subsidiaries with, and to be advised as to the same by, their officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request.

                  9.9.2. COMMUNICATIONS WITH ACCOUNTANTS. The Borrowers authorize the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders, to communicate directly with the Borrowers' independent certified public accountants and authorize such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrowers or any of their Restricted Subsidiaries. At the request of the Administrative Agent, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (Section)9.9.2.

         9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each Borrower will, and will cause each of its Restricted Subsidiaries to, comply with (a) the applicable laws and regulations wherever their business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all material agreements and instruments by which they or any of their properties may be bound and (d) all applicable decrees, orders, and judgments, where, with respect to clauses (a), (c) and (d) only, failure to so comply could have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrowers or any of their Restricted Subsidiaries may fulfill any of their obligations hereunder or any of the other Loan Documents to which such Borrower or such Restricted Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Restricted Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Restricted Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

         9.11. EMPLOYEE BENEFIT PLANS. The US Borrower will (a) within ten (10) days of receipt of a written request by the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under (Section)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (b) within ten (10) days of receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (Sections)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA,
or in respect of a Multiemployer Plan, under (Sections)4041A, 4202, 4219, 4242, or 4245 of ERISA. The Canadian Borrower and the Canadian Guarantors will (i) within ten (10) days of receipt of a written request by the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial valuation submitted to the relevant authorities in respect of each funded Canadian Plan and (ii) within ten (10) days of receipt or dispatch, furnish to the Administrative Agent any material correspondence from or to the relevant authorities or any other Person in respect of any Canadian Plan.

         9.12. USE OF PROCEEDS. Each Borrower will use the proceeds of the Loans and the US Borrower will obtain Letters of Credit solely for the purposes set forth in (Section)8.14 hereof.

         9.13. FURTHER ASSURANCES. Each Borrower will, and will cause each of its Restricted Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their reasonable satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

         9.14. ADDITIONAL SUBSIDIARIES. The Borrowers shall (a) immediately upon the creation, acquisition or designation after the Closing Date of a new Restricted Subsidiary, pledge to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, the Capital Stock of such Restricted Subsidiary pursuant to documentation satisfactory to the Administrative Agent, provided that not more than 65% of the stock or other equity interests of the foreign Subsidiaries of the US Borrower will be pledged to secure the US Obligations, (b) cause each such Restricted Subsidiary to execute and deliver to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, an Instrument of Adherence (Guaranty), in substantially the form of Exhibit E hereto (an "Instrument of Adherence (Guaranty)"), provided that foreign Subsidiaries of the US Borrower will not execute a Guaranty of the US Obligations whereby such Restricted Subsidiary becomes a party to the applicable Loan Documents and, as more fully set forth in such Instrument of Adherence (Guaranty), grants to the Administrative Agent a perfected first priority security interest (subject only to Permitted Liens entitled to priority by applicable law) in all of its assets (other than real estate unless requested by the Administrative Agent), together with legal opinions in form and substance satisfactory to the Administrative Agent to be delivered to the Administrative Agent and the Lenders opining as to the authorization, validity and enforceability of such Instrument of Adherence (Guaranty) and the other documentation delivered in connection therewith, and as to such other matters as the Administrative Agent may request. In addition, the Borrowers shall immediately upon the acquisition or creation of any new Subsidiary, notify the Lenders thereof and provide the Administrative Agent and the Lenders with an updated Schedule I, Schedule 8.16 and Schedule 8.17 hereto to reflect the formation or acquisition of each new Subsidiary. The Borrowers shall inform the Administrative Agent in writing within one (1) US Business Day of the delivery of an updated Schedule I, Schedule 8.16 and Schedule 8.17 whether the newly formed or acquired Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary under this Credit Agreement. Notwithstanding the other provisions of this (Section)9.14, any Restricted Subsidiary in which any of the Borrowers or any of the Restricted Subsidiaries have collectively invested less than $100,000, and so long as such Restricted Subsidiary shall not have (a) assets in excess of $100,000, (b) annual revenue in excess of $100,000 or (c) liabilities in excess of $100,000, shall not be required to become a party to the Guaranty or to pledge its assets.

                10. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.

         Each Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letters of Credit:

         10.1. RESTRICTIONS ON INDEBTEDNESS. The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness to the Lenders, the Issuing Lender and the Administrative Agent arising under any of the Loan Documents;

                  (b) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (Section)9.8;

                  (c) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which any Borrower or any of their Restricted Subsidiaries shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (d) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (e) Indebtedness of any of the Borrowers or any of their Restricted Subsidiaries to any of the Borrowers or any of their other Restricted Subsidiaries consisting of rights of reimbursement, contribution, subrogation and the like in connection with the joint and several obligations of the Borrowers and their Restricted Subsidiaries under the Loan Documents;

                  (f) Indebtedness incurred (other than under this Credit Agreement) or assumed in connection with the acquisition after the date hereof of any real or personal property by the Borrowers or their Restricted Subsidiaries (including Indebtedness in respect of Capitalized Leases), provided that the aggregate principal amount of such Indebtedness of (i) the US Borrower and its Restricted Subsidiaries shall not exceed the amount of $25,000,000 at any one time and (ii) GRO and its Restricted Subsidiaries shall not exceed the aggregate amount of $7,500,000 at any one time;

                  (g) Indebtedness existing on the date hereof and listed and described on Schedule 10.1 hereto including any extensions or refinancings thereof on substantially similar terms as the Indebtedness being refinanced and provided there is no increase in the amount thereof;

                  (h) Indebtedness of (i) the US Borrower to any of the US Guarantors or any of the US Guarantors to the US Borrower or any of the other US Guarantors or (ii) the Canadian Borrower to any of the Canadian Guarantors or any of the Canadian Guarantors to the Canadian Borrower or any of the other Canadian Guarantors or (iii) (A) the US Borrower to the Canadian Borrower or any of the Canadian Guarantors,
         (B) the Canadian Borrower to the US Borrower or any of the US Guarantors, or (C) any of the Canadian Guarantors to the US Borrower or any of the US Guarantors, or (D) any of the US Guarantors to the Canadian Borrower or any of the Canadian Guarantors, provided that the aggregate amount of Indebtedness under this clause (iii) together with Investments permitted under (Section)10.3(e)(ii) shall not exceed $10,000,000 at any one time;

                  (i) Indebtedness of the Borrowers with respect to Hedging Agreements provided that such Hedging Agreements are in form and substance acceptable to the Administrative Agent;

                  (j) Indebtedness in respect of performance, surety, statutory, insurance, appeal or similar bonds obtained in the ordinary course of business;

                  (k) Indebtedness of the Borrowers or any of their Restricted Subsidiaries in respect of guaranties of obligations in connection with Permitted Acquisitions and other Investments permitted by (Section)10.3(i) and (k) and for the operation of any of their Restricted Subsidiaries (in each case, to the extent the underlying Indebtedness with respect thereto is otherwise permitted under this (Section)10.1), not to exceed $15,000,000 in aggregate for all such permitted at any time;

                  (l) Indebtedness of the US Borrower with respect to the put option of IFC pursuant to the IFC Documents;

                  (m) Indebtedness with respect to the US Borrower's $8,000,000 Letter of Credit in favor of CFCM until Technical Completion (as defined in the IFC Documents);

                  (n) Indebtedness with respect to the US Borrower's $7,500,000 guarantee of CFCM's obligations to IFC until Financial Completion (as defined in the IFC Documents);

                  (o) Indebtedness with respect to the Series A Preferred Stock, if required to be so characterized, provided that no Distributions or Restricted Payments shall be made with respect to such Indebtedness, except in accordance with (Section)10.4; and

                  (p) Other Indebtedness not included in the foregoing provisions of this (Section)10.1 not to exceed $15,000,000 in the aggregate at any time outstanding.

         10.2. RESTRICTIONS ON LIENS. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of their property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree (except where such agreement is not binding on such Borrower or Restricted Subsidiary) or have a non-revocable option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority or preference whatsoever over its general creditors; provided that such Borrower and any of its Restricted Subsidiaries may create or incur or suffer to be created or incurred or to exist:

                  (a) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents;

                  (b) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

                  (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (d) Liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (Section)10.1(c);

                  (e) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

                  (f) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's Liens under leases to which any of the Borrowers or any of their Restricted Subsidiaries is a party, and other minor Liens or encumbrances none of which in the opinion of such Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower and its

         Restricted Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of any of the Borrowers individually or of the Borrowers and their Restricted Subsidiaries on a consolidated basis;

                  (g)      Liens existing on the date hereof and listed on
         Schedule 10.2 hereto and any extensions or renewals thereof provided that the principal amount secured thereby is not thereafter increased and no additional assets become subject to such Lien;

                  (h) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by (Section)10.1(f), incurred or assumed in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

                  (i) Liens consisting of deposits to secure Indebtedness permitted by (Section)10.1(j) hereof;

                  (j) Liens on the rights of WPR under Section 14.05 of its lease with Southern Pacific Transportation Company dated as of 12/30/92 to secure Indebtedness permitted by (Section)10.1(g) hereof;

                  (k) (i) Liens on the equipment, fixtures and improvements of the US Borrower and the US Guarantors placed in or upon the premises leased pursuant to the Corpus Christi Lease, and (ii) Liens of the Port of Corpus Christi Authority of Nueces County, Texas on the two locomotives owned by Rail Link, Inc. and numbered as RLIX 547 and RLIX 475;

                  (l) Liens on the Capital Stock of any Unrestricted Subsidiary so long as such Liens are otherwise non-recourse to the Borrowers and their Restricted Subsidiaries; and

                  (m) other Liens not included in the foregoing provisions of this (Section)10.2 securing Indebtedness permitted by (Section)10.1(p) so long as the fair market value of the assets encumbered by such Liens does not exceed $5,000,000 in the aggregate.

         10.3. RESTRICTIONS ON INVESTMENTS. Each Borrower will not, and will not permit its Restricted Subsidiaries to, make or permit to exist or to remain outstanding any Investment except the Borrowers and their Restricted Subsidiaries may make or permit to exist or to remain outstanding Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America or Canada that mature within one (1) year from the date of purchase by a Borrower;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks and Canadian banks having total assets in excess of $1,000,000,000;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                  (d)      Investments existing on the date hereof and listed on
         Schedule 10.3 hereto;

                  (e) Investments so long as the entities referred to in this paragraph (e) remain Restricted Subsidiaries of a Borrower (i) with respect to Indebtedness permitted by (Section)10.1(h) or (ii) consisting of transfers of assets from (A) the US Borrower to the Canadian Borrower or any of the Canadian Guarantors, (B) the Canadian Borrower to the US Borrower or any of the US Guarantors, (C) any of the Canadian Guarantors to the US Borrower or any of the US Guarantors, or (D) any of the US Guarantors to the Canadian Borrower or any of the Canadian Guarantors, provided that the aggregate amount of Investments under this clause (ii) together with Indebtedness permitted under (Section)10.1(h)(iii) shall not exceed $10,000,000 at any one time;

                  (f)      Investments between (i) the US Borrower and any of
         (A) the US Guarantors, and (B) Quebec (so long as it remains the Canadian Borrower) or (ii) the Canadian Borrower and any of the Canadian Guarantors;

                  (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $750,000 in the aggregate at any time outstanding;

                  (h) Investments by any of the Borrowers or any of their Restricted Subsidiaries consisting of rights of reimbursement, contribution, subrogation and the like in connection with the joint and several obligations of such Restricted Subsidiaries under the Loan Documents;

                  (i) Other Investments constituting or made in connection with acquisitions by the Borrowers or any Restricted Subsidiary of the Borrowers (with the proceeds of a capital contribution from such Borrower or otherwise) of any other US or Canadian Person, or of any business, division or operating unit of any other US or Canadian Person (whether by way of a purchase of assets or Capital Stock) (each such acquisition satisfying all the conditions and requirements of this paragraph (i) being referred to herein as a "Permitted Acquisition") provided that:

                           (i) after giving effect to such Permitted Acquisition, there remains at least $15,000,000 in unused availability under the Total Commitment;

                           (ii) the aggregate Purchase Price for (A) any one Permitted Acquisition (or group of related acquisitions) shall not exceed $50,000,000, for any U.S. or Canadian Person or any business, division or operating unit of any U.S. or Canadian Person and (B) all such Permitted Acquisitions shall not exceed $100,000,000 in any period of four consecutive fiscal quarters;

                           (iii) such Borrower shall have demonstrated to the reasonable satisfaction of the Administrative Agent (based on, among other things, operating and financial projections and pro forma financial statements delivered to the Administrative Agent and certified by the chief financial officer of such

                  Borrower) that, after giving pro-forma effect to the Permitted Acquisition and the incurrence of any Indebtedness in connection therewith, all covenants contained in (Section)11 would have been satisfied on a pro forma basis as at the end of and for the most recent fiscal quarter, and will be satisfied on a pro forma basis for the next four fiscal quarters ending after the date of such Investment;

                           (iv)     with respect to any such Permitted
                   Acquisition:

                                    (A)      such Borrower shall have delivered
                           to the Administrative Agent reasonable (and, in any event, fifteen (15) days) prior written notice of such acquisition, which notice shall provide the Administrative Agent with a reasonably detailed description of the proposed acquisition, and shall include true and complete copies of (to the extent available at such time but in any event prior to the closing of any such Permitted Acquisition) all instruments and agreements executed or delivered or to be executed or delivered by such Borrower or any of its Restricted Subsidiaries in connection with such acquisition, all of which shall be reasonably satisfactory in form and substance to the Administrative Agent;

                                    (B)      the business and assets so acquired
                           shall be acquired by such Borrower or any of its Restricted Subsidiaries free and clear of all Liens (other than Permitted Liens) and Indebtedness (other than Indebtedness permitted by (Section)10.1(f) or otherwise consented to in writing by the Required Lenders) and the business so acquired shall be substantially the same line of business as that presently conducted by such Borrower and its Restricted Subsidiaries or lines of business reasonably related thereto;

                                    (C)      no contingent obligations,
                           Indebtedness or liabilities will be incurred or assumed in connection with such acquisition which could reasonably be expected to have a Material Adverse Effect;

                                    (D)      in the case of any acquisition of
                           Capital Stock, (x) the acquired Person shall become a Restricted Subsidiary of a Borrower (or of any existing Restricted Subsidiary of such Borrower) or shall be merged with and into such Borrower or any existing Restricted Subsidiary of such Borrower; and, unless such acquired Person fits within the exception set forth in the last sentence of (Section)9.14, such Borrower or the applicable Restricted Subsidiary and such acquired Person shall have become a Guarantor hereunder, shall have granted a first priority perfected security interest or first ranking hypothec over all of its assets (other than Real Estate unless the Administrative Agent otherwise requests) and shall have otherwise complied with all the applicable provisions of (Section)9.14 and (y) the board of directors (or other applicable governing body) of the acquired Person shall have approved such proposed acquisition;

                                    (E)      in the case of any acquisition of
                           the business or assets of any Person by the Borrowers or any of their Restricted Subsidiaries, the

                           Borrowers or their applicable Restricted Subsidiaries shall take all actions that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral, including such actions that the Administrative Agent may reasonably request;

                           (v) no Default or Event of Default shall exist immediately prior to such Permitted Acquisition or would result from such Permitted Acquisition and provided further that if such Permitted Acquisition would result in a change in control of the acquired Person, such Investment shall have been approved by the board of directors of such Person prior to the making of such Investment; and

                           (vi) with respect to any Permitted Acquisition, any debt instruments or preferred stock evidencing, governing or issued in connection with such Investment shall be reasonably satisfactory to the Administrative Agent and shall be permitted by this Credit Agreement;

                  (j) Investments consisting of deposits made in connection with a Permitted Acquisition; and

                  (k) Investments by the Borrowers (whether directly or through a Restricted Subsidiary) in any of the Borrowers' Unrestricted Subsidiaries, so long as the aggregate amount of such Investments made since the Closing Date does not exceed $50,000,000 in the aggregate, and so long as no Default or Event of Default shall have occurred and be continuing at the time such Investment is made or would result therefrom.

         10.4. DISTRIBUTIONS AND RESTRICTED PAYMENTS. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make any Restricted Payments, provided however that (a) the Borrowers' Restricted Subsidiaries may make Distributions to a Borrower or other Restricted Subsidiaries, (b) the Borrowers' may make the Investments permitted by (Section)10.3(k) hereof, and (c) so long as no Default or Event of Default shall have occurred and be continuing, and so long as none would result after giving effect thereto (i) the US Borrower may declare and make Distributions in connection with the Series A Preferred Stock consisting of properly declared dividends thereon in accordance with the Certificate of Designation with respect thereto not to exceed four percent (4%) per annum on the amount of the liquidation preference thereof during any period of four consecutive quarters and provided that any such Distribution is paid within 60 days of its declaration, and (ii) the Borrowers may make other Restricted Payments consisting of stock repurchases (including without limitation the purchase, defeasance, redemption or retirement of any of the Series A Preferred Stock) and cash dividends if the Funded Debt to EBITDAR Ratio on a pro forma basis calculated as of the end of the most recently ended fiscal quarter ending during any period described in the table below after giving effect to such Restricted Payments and any borrowings incurred to make such repurchases and payments is less than the ratio set forth opposite such period in such table:

Period                                  Ratio
------                                  -----
Closing Date - 6/30/03                  2.85:1
7/1/03 - 12/31/03                       2.75:1
After 12/31/03                          2.50:1.

         10.5. MERGER, ACQUISITIONS AND DISPOSITION OF ASSETS.

                  10.5.1. MERGERS AND ACQUISITIONS. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, become a party to any merger, amalgamation or consolidation other than the merger, amalgamation or consolidation of (a) a Restricted Subsidiary of the Borrowers into any other Restricted Subsidiary, (b) a Restricted Subsidiary of any Borrower with and into such Borrower, or (c) two or more Restricted Subsidiaries of the Borrowers with each other. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, agree to or effect any asset acquisition or stock acquisition except (i) the acquisition of assets in the ordinary course of business consistent with past practices; (ii) Capital Expenditures, provided that no Default or Event of Default has occurred and is continuing prior to or immediately after giving effect to such Capital Expenditure; (iii) Permitted Acquisitions and other Investments permitted under (Section)10.3.

                  10.5.2. DISPOSITION OF ASSETS. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, become a party to or agree to or effect any disposition of assets or stock or other equity interests, other than the disposition of assets in the ordinary course of business and sale-leasebacks to the extent permitted under (Section)10.6. Notwithstanding the foregoing, (a) if no Default or Event of Default exists or will occur as a result of such disposition or sale, the Borrowers and their Restricted Subsidiaries may lease, sell or otherwise dispose of assets (other than stock and other equity interests) for cash; provided that the aggregate net book value (at the time of disposition thereof and after giving effect to the contemplated disposition) of all such assets shall not exceed $10,000,000 during any period of twelve consecutive months, and (b) neither Borrower will, nor will permit any of its Restricted Subsidiaries to, become a party to or agree to or effect any sales by such Borrower or Restricted Subsidiary of (i) accounts or general intangibles for money due or to become due,
         (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Borrower or Restricted Subsidiary relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Borrower or Restricted Subsidiary to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith.

         10.6. SALE AND LEASEBACK. After the Closing Date, each Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby any of the Borrowers or any Restricted Subsidiary of a Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that a Borrower or any Restricted Subsidiary of a Borrower intends to use for substantially the same purpose as the property being sold or transferred, provided that any Borrower or any of their Restricted Subsidiaries may enter into such sale-leaseback transactions to the extent that the aggregate net book value (at the time of disposition thereof and after giving effect to the contemplated disposition) of the assets sold in connection with all such sale-leasebacks does not exceed (a) with respect to the US Borrower, $10,000,000 in the aggregate for any calendar year, and (b) with respect to the Canadian Borrower, $2,500,000 in the aggregate for any calendar year.

         10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. Except in compliance with all applicable Environmental Laws, each Borrower will not, and will not permit any of its Restricted

Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

         10.8. EMPLOYEE BENEFIT PLANS. Except as set forth on Schedule 8.13 or as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, none of the Canadian Borrower, the Canadian Guarantors, the US Borrower nor any ERISA Affiliate will,

                  (a) engage in any "prohibited transaction" within the meaning of (Section)406 of ERISA or (Section)4975 of the Code which could result in a material liability for the Borrowers or any of their Restricted Subsidiaries which could have a Material Adverse Effect; or

                  (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (Section)302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a Lien or encumbrance on the assets of the Borrowers or any of their Restricted Subsidiaries pursuant to (Section)302(f) or (Section)4068 of ERISA;

                  (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (Section)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than $1,000,000;

                  (e) fail to contribute to any Canadian Plan any amount required to be contributed thereto in accordance with applicable law or the terms of such Canadian Plan, by more than $1,000,000 in the aggregate for all Canadian Plans;

                  (f) permit or take any action which would result in the aggregate going concern unfunded liability or the aggregate solvency deficiency in respect of all the Canadian Plans which are funded plans, determined pursuant to the actuarial assumptions and methodology utilized in the most recent actuarial valuations therefor, to exceed the Canadian Dollar Equivalent of $1,000,000; or

                  (g) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (Section)307 of ERISA or (Section)401(a)(29) of the Code.

         10.9. BUSINESS ACTIVITIES. Each Borrower will not, and will not permit any of its Restricted Subsidiaries, to engage directly or indirectly (whether through Restricted Subsidiaries or otherwise) in any type of business not engaged in by such Borrower or such Restricted Subsidiary on the Closing Date, unless incidental or related to any type of business engaged in by such Borrower or such Restricted Subsidiaries on such date.

         10.10. CAPITALIZATION. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, authorize, issue or sell any Capital Stock, grant any options (other than under current option plans), warrants or other rights to purchase any Capital Stock or in any way change the capitalization of any of its Restricted Subsidiaries in such a manner as to cause such Borrower to own directly or indirectly less than one hundred percent of the Capital Stock, of each of its Restricted Subsidiaries (except as set forth in (Section)8.17 or (Section)10.5.2). Each Borrower will not issue any Capital Stock having debt-like features (such as mandatory cash dividends, mandatory redemption provisions or other provisions which create monetary obligations on such Borrower payable in cash during a period when Loans may be outstanding) except to the extent that such Capital Stock, if classified as Indebtedness of such Borrower, would be permitted by (Section)10.1 hereof.

         10.11. FISCAL YEAR. Each Borrower will not, and will not permit its Restricted Subsidiaries to, change the date of the end of their fiscal year from that set forth in (Section)8.18 hereof.

         10.12. RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. Neither of the Borrowers will, nor will either permit any of their Restricted Subsidiaries to, (a) enter into any agreement or arrangement (excluding this Credit Agreement and the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets whether now owned or hereafter acquired or (b) enter into any agreement, contract or arrangement (excluding this Credit Agreement and the other Loan Documents) restricting the ability of any US Guarantor or any Restricted Subsidiary of the Canadian Borrower to (i) pay or make dividends or distributions in cash or kind to the US Borrower (in the case of any US Guarantor) or the Canadian Borrower (in the case of Restricted Subsidiaries of the Canadian Borrower), (ii) to make loans, advances or other payments of whatsoever nature to the US Borrower (in the case of US Guarantors) and the Canadian Borrower (in the case of Restricted Subsidiaries of the Canadian Borrower), (iii) to make transfers or distributions of all or any part of its assets to the US Borrower (in the case of US Guarantors) and the Canadian Borrower (in the case of Restricted Subsidiaries of the Canadian Borrower), (iv) to enter into any agreements governing purchase money Liens or Capital Lease obligations otherwise permitted hereby (in each case, any prohibition or limitation shall only be effective against assets financed thereby), (v) to enter into any agreements governing any Investment in any joint venture, (vi) to enter into customary restrictions in the ordinary course of business with respect to intellectual property, and (vii) to enter into any agreements governing any leasehold interest (including any rights of way, collocation agreements and other similar such interests in real estate) or building entry agreements, in each case other than agreements with Persons prohibiting any such Lien on assets in which such Person has a prior security interest which is permitted by (Section)10.2.

         10.13. TRANSACTIONS WITH AFFILIATES. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any transaction with any Affiliate (other than the Borrowers or any of their Restricted Subsidiaries) (other than (i) for services as employees, officers and directors and (ii) stock options awarded to employees and directors pursuant to incentive compensation plans operated by such Borrower involving not more than 25% of the common stock of such Borrower), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business. The issuance by the US Borrower of the Series A Preferred Stock and the other transactions made pursuant to the Series A Preferred Stock Documents shall not constitute transactions with an Affiliate pursuant to this (Section)10.14 notwithstanding the fact that the holder or holders of the Series A Preferred Stock may be Affiliates of the Borrowers.

         10.14. MODIFICATION OF CERTAIN DOCUMENTS. Each Borrower will not, and will not permit any of its Restricted Subsidiaries to, modify, amend or supplement any of the Series A Preferred Stock Documents in a manner which affects the amount or timing of payments to be made by the US Borrower thereunder or any other debt-like features thereof, or which could be expected to adversely affect the Administrative Agent's or the Lenders' rights or interests or the Borrowers' ability to fulfill their obligations under the Loan Documents, in each case without the prior written consent of the Administrative Agent.

                    11. FINANCIAL COVENANTS OF THE BORROWERS.

         Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letters of Credit:

         11.1. FUNDED DEBT TO EBITDAR RATIO. The Borrowers will not permit the Funded Debt to EBITDAR Ratio as of the last day of any fiscal quarter during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

Period                                               Ratio
------                                               -----
Closing Date-  12/30/03                              3.50:1
12/31/03  -    12/30/04                              3.35:1
12/31/04  -    12/30/05                              3.25:1
12/31/05  -    12/30/06                              3.00:1
12/31/06  and thereafter                             2.75:1

         11.2. INTEREST COVERAGE. The Borrowers will not permit the ratio of (a) Consolidated EBITDA for the preceding period of four (4) consecutive fiscal quarters to (b) Consolidated Total Interest Expense for such period, to be less than 3.50 to 1 as of the last day of any fiscal quarter.

         11.3. CONSOLIDATED TANGIBLE NET WORTH. The Borrowers will not permit Consolidated Tangible Net Worth to be less than the sum of (a) eighty percent (80%) of Consolidated Tangible Net Worth for the most recent fiscal quarter ended prior to the Closing Date plus (b) on a cumulative basis, fifty percent (50%) of positive Consolidated Net Income for each fiscal quarter ending subsequent to the Closing Date.

         11.4. CAPITAL EXPENDITURES. The Borrowers will not make, or permit any Restricted Subsidiaries to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, ten percent (10%) of revenue for such fiscal year; provided, however, that, if during any fiscal year the amount of Capital Expenditures permitted for that fiscal year is not so utilized, fifty percent (50%) of such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year. In addition, the Borrowers may incur Capital Expenditures of up to $7,000,000 between the Closing Date and December 31, 2003 in connection with the upgrade of certain locomotive equipment.

                             12. CLOSING CONDITIONS.

         The obligations of certain of the Lenders to convert their claims against the Borrowers and certain of their Restricted Subsidiaries with respect to the Prior Credit Agreement into Obligations under this Credit Agreement, to amend and restate the Prior Credit Agreement and to make the initial Loans and the Issuing Lender to convert any existing letters of credit into Letters of Credit under this Credit Agreement and issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date. From and after the Closing Date, all of the obligations of the Borrowers and certain of their Restricted Subsidiaries under or in respect of the Prior Credit Agreement shall be evidenced solely by the terms of this Credit Agreement and the other Loan Documents.

         12.1. LOAN DOCUMENTS, ETC. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

         12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS; GOOD STANDING AND FOREIGN QUALIFICATION CERTIFICATES. The Administrative Agent shall have received from each of the Borrowers and each of their Restricted Subsidiaries (a) a copy, certified by a duly authorized officer of such Person to be true and complete and in full force and effect on the Closing Date, of each of the Governing Documents as in effect on such date of certification, (b) such certificates of good standing and certificates of foreign qualification as the Administrative Agent may request, all in form and substance satisfactory to the Administrative Agent and its counsel.

         12.3. CORPORATE OR OTHER ACTION. All corporate or other action necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Restricted Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

         12.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from each of the Borrowers and each of their Restricted Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower or such Restricted Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each Borrower or such Restricted Subsidiary, each of the Loan Documents to which such Borrower or such Restricted Subsidiary is or is to become a party; (b) in the case of the US Borrower, to make Loan Requests and Conversion Requests, in the case of the Canadian Borrower, Continuation Requests and, in the case of the US Borrower, to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

         12.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first priority or first-ranking (except for Permitted Liens entitled to priority under applicable law) security interest or hypothec in the Collateral. All filings (including, without limitation, documents required to be filed with the

STB, UCC-1 financing statements, UCC fixture financing statements, applications for registration in the Register of Personal and Movable Real Rights of the Province of Quebec and financing statements under the Personal Property Security Act (Ontario)), recordings, registrations, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to perfect, protect and preserve or publish such security interests or hypothecs shall have been duly effected or the instruments or other documents to be recorded, registered, delivered or filed shall have been delivered (without any conditions applying to such delivery) to the Administrative Agent or its agents. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

         12.6. PERFECTION CERTIFICATES AND LIEN SEARCH RESULTS. The Administrative Agent shall have received from each of the Borrowers and their Restricted Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC, STB and other Lien searches with respect to its Collateral, indicating no encumbrances other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

         12.7. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Documents and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer) showing the Administrative Agent as additional insured or loss payee, as applicable.

         12.8. OPINION OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from:

                  (a) Simpson Thacher & Bartlett, counsel to the US Borrower and the US Guarantors;

                  (b) local counsel to certain US Guarantors in the states of Virginia, Pennsylvania and Utah; and

                  (c) local counsel to the Canadian Borrower and the Canadian Guarantors (including a so called "525" opinion).

         12.9. PAYMENT OF FEES. The Borrowers shall have paid to the Administrative Agent all fees pursuant to (Section)6.1 and the US Borrower shall have paid all interest and fees under the Prior Credit Agreement in accordance with (Section)29.3 hereof. The Borrowers shall have reimbursed the Administrative Agent for, or paid directly, all fees, costs and expenses incurred by the Administrative Agent's Special Counsel and the Canadian Counsel in connection with the closing of the transactions contemplated hereby and all other fees payable under the Fee Letter.

         12.10. DISBURSEMENT INSTRUCTION. The Administrative Agent shall have received disbursement instructions from the Borrowers with respect to the proceeds of the initial Loans.

         12.11. CLOSING CERTIFICATE. The Borrowers shall have delivered to the Administrative Agent a certificate, dated as of the Closing Date, stating that, as of such date (a) the representations and warranties set forth herein or in any other Loan Document are true and correct, (b) no Default or Event of Default has occurred and is continuing and (c) the conditions set forth in this (Section)12 have been satisfied.

         12.12. CLOSING DATE FUNDED DEBT TO EBITDAR RATIO. The Administrative Agent shall have received evidence that on the Closing Date (immediately after giving effect to any borrowings under this Credit Agreement), the Funded Debt to EBITDAR Ratio, determined on a pro forma basis, shall not exceed 2.75:1.00.

         12.13. CSX REMAINING DEBT. The Borrowers shall have delivered to the Administrative Agent evidence of the repayment in full of the CSX Remaining Debt and the discharge of all Liens relating thereto.

                        13. CONDITIONS TO ALL BORROWINGS.

         The obligations of the Lenders to make any Loans and of the Issuing Lender to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

         13.2. DOCUMENTS. The Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative Agent's Special Counsel and the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

         14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) any Borrower shall fail to pay any principal of its Loans or the US Borrower shall fail to pay any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) any Borrower shall fail to pay (i) any interest on its Loans, any Commitment Fee, any Letter of Credit Fee, or Agent's Fees due hereunder, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure shall continue for three (3) days; or (ii) any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure shall continue for thirty (30) days;

                  (c) any of the Borrowers or any of their Restricted Subsidiaries shall fail to comply with any of the covenants contained in (Sections)9.1, 9.4, 9.5.1, the first sentence of (Section)9.6, 9.12, 9.14, 10 or 11;

                  (d) any of the Borrowers or any of their Restricted Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (Section)14.1) for thirty (30) days after written notice of such failure has been given to the applicable Borrower by the Administrative Agent;

                  (e) any representation or warranty of any of the Borrowers or any of their Restricted Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made;

                  (f) any of the Borrowers or any of their Restricted Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligation in excess of the aggregate amount of $5,000,000, for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                  (g) any of the Borrowers or any of their Restricted Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, administrator or receiver of any of the Borrowers or any of their Restricted Subsidiaries or of any substantial part of the assets of any of the Borrowers or any of their Restricted Subsidiaries or shall commence any case or other proceeding relating to any of the Borrowers or any of their Restricted Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any of their Restricted Subsidiaries and the Borrowers or any of their Restricted Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

                  (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any of their Restricted

         Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or any Restricted Subsidiary of the Borrowers in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against any of the Borrowers or any of their Restricted Subsidiaries that, with other outstanding final judgments, undischarged, against any of the Borrowers or any of their Restricted Subsidiaries exceeds in the aggregate $5,000,000;

                  (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, or the Administrative Agent's security interests, hypothecs or Liens in a substantial portion of the Collateral shall cease to be perfected or published, or shall cease to have the priority or rank contemplated in the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or any of their Restricted Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (k) the US Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $5,000,000, or the US Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $5,000,000, or any of the following occurs with respect to any Guaranteed Pension Plan: (i) an ERISA Reportable Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the US Borrower or the US Guarantors to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $5,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a Lien in favor of such Guaranteed Pension Plan; or (ii) a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or (iii) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                  (l) any of the Borrowers or any of their Restricted Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

                  (m) there shall occur any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the US Borrower or any of its Restricted Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

                  (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrowers or any of their Restricted Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

                  (o) any of the Borrowers or any of their Restricted Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any of the Borrowers or any of their Restricted Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or such Restricted Subsidiary having a fair market value in excess of $5,000,000;

                  (p) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than Mortimer B. Fuller, III, his interest in his father's estate and any of his children or grandchildren and any trust or other Person controlled by, and a majority of the beneficial ownership interest of which is owned by, any of such individuals, singly or jointly, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more than twenty-five percent (25%) of the outstanding shares of the common stock of GWI, (ii) during any period of twelve consecutive calendar months, individuals who were directors of GWI on the first day of such period shall cease to constitute a majority of the board of directors of GWI, (iii) any of the Borrowers shall at any time own directly or indirectly less than 100% of the shares of the Capital Stock of each of their Restricted Subsidiaries, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of such Person, except as otherwise consented to by the applicable Lenders pursuant to (Section)10.5.2, and except as otherwise described in (Section)8.17; or
         (iv) any event shall occur which would constitute a "Change of Control" as defined in the Certificate of Designation with respect to the Series A Preferred Stock; or

                  (q) the Canadian Borrower shall fail to comply with the requirements of (Section)4.2.6(b) and has not otherwise prepaid the Canadian Term Loan with the Net Cash Proceeds referred to in such (Section)4.2.6(b), or does not make such prepayment within 5 days of such failure;

         then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Borrowers; provided that in the event of any Event of Default specified in (Sections)14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

         14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in (Sections)14.1(g) or 14.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Issuing Lender shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Issuing Lender shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve any Borrower of any of its Obligations.

         14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to (Section)14.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                                   15. SETOFF.

         Each Borrower hereby grants to the Administrative Agent and each of the Lenders a continuing Lien, security interest and right of setoff as security for all of its liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to any of the Borrowers and any securities or other property of any of the Borrowers in the possession of such Lender may be applied to or set off by such Lender against the payment of overdue Obligations. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURED THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF EITHER BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (A) if an amount to be set off is to be applied to

Indebtedness of any Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender, or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender, or constituting Reimbursement Obligations owed to such Lender, and (B) if such Lender shall receive from such Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Lender, or constituting Reimbursement Obligations owed to such Lender by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Loans made by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Loans made by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Loans made by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                          16. THE ADMINISTRATIVE AGENT.

         16.1. AUTHORIZATION.

                  (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

                  (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

                  (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party",

         "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

         16.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

         16.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting it in its duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence. This (Section)16.3 covers any Lender which is also acting as Administrative Agent solely in its capacity as Administrative Agent and such Lender, in its capacity as a Lender, shall be liable for its actions in the same manner as any other Lender.

         16.4. NO REPRESENTATIONS.

                  16.4.1. GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Obligations, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Obligations, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of either of the Borrowers or any of their Restricted Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Obligations or to inspect any of the properties, books or records of either of the Borrowers or any of their Restricted Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to any of them by any of the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of either of the Borrowers or any of their Restricted Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                  16.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in (Section)12, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Arranger active upon the Borrowers' account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Arranger to such effect on or prior to the Closing Date.

         16.5. PAYMENTS.

                  16.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by either of the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of such Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                  16.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes, this Credit Agreement or under any of the other Loan Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  16.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its applicable pro rata share (if any) of any Loan or to purchase its applicable pro rata amount (if any) of any Letter of Credit Participation or participate in any Swingline Loan or (b) to comply with the provisions of (Section)15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata (based on all applicable outstanding Loans and Unpaid Reimbursement Obligations) share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of the applicable outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining applicable nondelinquent Lenders for application to, and reduction of, their respective applicable pro rata shares of all then applicable outstanding Loans and Unpaid Reimbursement Obligations so affected by such delinquency. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective applicable pro rata shares of all such applicable outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders so affected by such delinquency, the applicable Lenders' respective pro rata shares of all such applicable outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         16.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         16.7. INDEMNITY. The Lenders ratably (computed by reference to each Lender's Commitment Percentage) agree hereby to indemnify and hold harmless the Administrative Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such Affiliate has not been reimbursed by the Borrowers as required by (Section)17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's or such Affiliate's actions taken hereunder or thereunder, except to the extent the Borrowers have indemnified the Administrative Agent for the same in accordance with (Section)18, and except to the extent that any of the same shall be directly caused by the Administrative Agent's or such Affiliate's willful misconduct or gross negligence. This (Section)16.7 covers any Lender which is also acting as Administrative Agent solely in its capacity as Administrative Agent and such Lender, in its capacity as a Lender, shall be liable for its actions and liable to indemnify the Administrative Agent in the same manner as any other Lender.

         16.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations and any participations in Swingline Loans, as it would have were it not also the Administrative Agent.

         16.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless an Event of Default under (Sections)14.1 (a), (b), (c) (with respect to compliance with the covenants set forth in (Section)11 only), (g), (h) or (p) shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after such retiring Administrative Agent's giving of notice of resignation, then such retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of such retiring Administrative Agent, and such retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this (Section)16.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

         16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         16.12. QUEBEC SECURITY. For greater certainty, and without limiting the powers of the Administrative Agent hereunder or under any of the Canadian Security Documents, each of the Lenders (for itself and, when such term is used in this (Section)16.12, for all present and future Lender Affiliates of such Lender) and the Administrative Agent hereby acknowledges that the Administrative Agent shall, for purposes of holding any security granted by the Canadian Borrower or any Canadian Guarantor on their respective property pursuant to the laws of the Province of Quebec to secure payment of the Quebec Bond, be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for all present and future Lenders and the Administrative Agent and in particular for all present and future holders of the Quebec Bond. Each of the Administrative Agent and the Lenders hereby irrevocably constitutes, to the extent necessary, the Administrative Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by the Canadian Borrower or any Canadian Guarantor in the Province of Quebec to secure the Quebec Bond. Each Eligible Assignee shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant Assignment and Acceptance. Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Quebec), the Administrative Agent may acquire and be the holder of the Quebec Bond. The Canadian Borrower and the Canadian Guarantors hereby acknowledge that the Quebec Bond constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec. The Administrative Agent hereby acknowledges and accepts the Deeds of Hypothec and agrees to be bound by the provisions thereof.

         16.13. DUTIES OF SYNDICATION AGENTS. The Syndication Agents as such shall have no duties or responsibilities to the Borrowers, the Guarantors, the Lenders, the Issuing Lender, or the Administrative Agent hereunder.

                                  17. EXPENSES.

         Each of the Borrowers agrees to pay (a) any Indemnified Taxes or other Taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent, the Arranger or any of the Lenders (other than Excluded Taxes) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent, the Arranger and each Lender with respect thereto), (b) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel, the Canadian Counsel and any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document providing for such cancellation, provided that such counsel shall provide the Borrowers with invoices reflecting the expenses incurred in connection with the foregoing, (c) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender, for the Administrative Agent's counsel, including local and special counsel, and one additional firm of counsel for the Lenders, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Restricted Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrowers or any of their Restricted Subsidiaries except in connection with a claim that any of the Borrowers has against any of the Lenders or the Administrative Agent and in which claim such Borrower is the prevailing party after entry of a final non-appealable judgment or order, (d) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, STB searches, UCC filings or STB filings, if any, and the Canadian equivalent thereof, if any, and (e) all reasonable costs of conducting commercial finance examinations of the Borrowers' properties, including the applicable daily time charges of the Administrative Agent's commercial finance examiners, agents, consultants and representatives engaged in such examinations and appraisals as in effect from time to time, and reasonable out-of-pocket travel and other related expenses provided that so long as no Default or Event of Default has occurred and is continuing, the costs of such commercial finance examinations shall be limited to a maximum of (i) $15,000 for the first such examination and (ii) $10,000 for each subsequent commercial finance examination. The covenants of this (Section)17 shall survive payment or satisfaction of all other Obligations.

                              18. INDEMNIFICATION.

         Each of the Borrowers agrees to indemnify and hold harmless the Administrative Agent, the Arranger and the Lenders and each of their Affiliates and their directors, officers, employees, agents and advisors or control persons from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other

Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by any of the Borrowers or any of their Restricted Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Borrowers or any of their Restricted Subsidiaries comprised in the Collateral, (c) any of the Borrowers or any of their Restricted Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, or (d) with respect to the Borrowers and their Restricted Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding other than as a result of the gross negligence or willful misconduct of the Administrative Agent, the Arranger or any Lender. In the event that any claim is made against the Administrative Agent, the Arranger or any Lender for which indemnity is provided under this (Section)18, the Administrative Agent, the Arranger or such Lender shall provide prompt notice to the Borrowers of any such claim not otherwise known to the Borrowers, but the failure of the Administrative Agent, the Arranger or such Lender to provide such notice shall not impair the liability of any Borrower with respect to its indemnification for such claim except to the extent that such Borrower has been actually prejudiced by such failure. In litigation, or the preparation therefor, the Lenders, the Arranger and the Administrative Agent shall be entitled to select their own counsel and to participate in the defense and the investigation of such claim, action or proceeding and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this (Section)18 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (Section)18 shall survive payment or satisfaction in full of all other Obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of a Borrower or any of its Restricted Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrowers or any of their Restricted Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Restricted Subsidiary hereunder.

                           20. SUCCESSORS AND ASSIGNS.

         20.1. GENERAL CONDITIONS. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except
(a) to an Eligible Assignee in accordance with the provisions of (Section)20.2,
(b) by way of participation in accordance with the provisions of (Section)20.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of (Section)20.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in (Section)20.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement or any of the other Loan Documents.

         20.2. ASSIGNMENTS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the same portion of the Revolving Credit Loans at the time owing to it and its participating interest in the risk relating to any Letters of Credit and Swingline Loans and all or the same portion of the Canadian Term Loan owing to
it); provided that (a) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or, in the case of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default pursuant to (Sections)14.1(a),
(b), (c), (g) or (h) has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Loan or the Commitment assigned, it being understood that non-pro rata assignments of or among any of the Commitments, the Revolving Credit Loans, Reimbursement Obligations, participations in Swingline Loans and the Canadian Term Loan are not permitted; (c) no Lender may make any assignment of all or a portion of its interests, rights and obligations in the Canadian Term Loan to an assignee who is not dealing at "arms length" with the Canadian Borrower (as such term is defined in the Income Tax Act of Canada); and (d) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to (Section)20.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of (Sections)6.6, 6.7, 6.9, 6.12(d) and 18 with respect to facts and circumstances occurring prior to the effective date of such assignment. Such release shall not include any claims which the Borrowers may have against such Lender arising prior to the date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with (Section)20.4.

         20.3. REGISTER. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         20.4. PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (a) such Lender's obligations under this Credit Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. Subject to (Section)20.5, the Borrowers agree that each Participant shall be entitled to the benefits of (Sections)6.6, 6.7, 6.9 and 6.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to (Section)20.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of (Section)15 as though it were a Lender, provided such Participant agrees to be subject to (Section)15 as though it were a Lender.

         20.5. PAYMENTS TO PARTICIPANTS. A Participant shall not be entitled to receive any greater payment under (Sections)6.6, 6.7 and 6.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent.

         20.6. MISCELLANEOUS ASSIGNMENT PROVISIONS. A Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under (Section)4 of the Federal

Reserve Act, 12 U.S.C. (Section)341 and (b) with respect to any Lender that is a Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund as security for such obligations or securities or any institutional custodian for such Fund or for such lender; provided that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

         20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWERS. If any assignee Lender is an Affiliate of a Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to (Section)14.1 or (Section)14.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is a Borrower or an Affiliate of a Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to (Section)14.1 or (Section)14.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of a Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this (Section)20.7 shall not apply to an assignee Lender or participant which is also a Lender on the Closing Date or to an assignee Lender or participant which has disclosed to the other Lenders that it is an Affiliate of a Borrower and which, following such disclosure, has been excepted from the provisions of this (Section)20.7 in a writing signed by the Required Lenders determined without regard to the interest of such assignee Lender or transferor Lender, to the extent of such participation, in Loans or Reimbursement Obligations.

         20.8. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) US or Canadian (as applicable) Business Days after receipt of such notice, the Borrowers, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (Section)20.8, the Borrowers shall deliver upon the request of the assignee Lender an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrowers.

         20.9. SPECIAL PURPOSE FUNDING VEHICLE. Notwithstanding anything to the contrary contained in this (Section)20, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to a Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Credit Agreement, provided that (a) nothing herein shall constitute a commitment to make any Loan by any SPC, (b) the Granting Lender's obligations under this Credit Agreement shall remain unchanged, (c) the Granting Lender should retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement and (d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Credit Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this (Section)20.9, any SPC may (A) with notice to, but (except as specified below) without the prior written consent of, the Borrowers or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (B) disclose on a confidential basis any non-public information relating to its Loans (other than financial statements referred to in (Sections)8.4 or 9.4) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrowers be obligated to pay to an SPC that has made a Loan any greater amount than the Borrowers would have been obligated to pay under this Credit Agreement if the Granting Lender had made such Loan. An amendment to this (Section)20.9 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

                                21. NOTICES, ETC.

         Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing (which includes by setting forth such notice or other communication on a site on the World Wide Web (a "Website Posting") if notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this (Section)21) and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the US Borrower or any US Guarantor, at Genesee & Wyoming Inc., Corporate Headquarters, 66 Field Point Road, Greenwich, CT 06830, Attention: John C. Hellmann, Chief Financial Officer, or at such other address for notice as the US Borrower shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Canadian Borrower or any Canadian Guarantor, at Corporate Headquarters, 66 Field Point Road, Greenwich, CT 06830, Attn: John C. Hellmann, or such other address for notice as the Canadian Borrower shall last have furnished in writing to the Person giving notice;

                  (c) if to the Administrative Agent, at 100 Federal Street, Transportation Division, Boston, Massachusetts 02110, USA,
         Attention: Paul G. Feloney, Managing Director, (617) 434-7241, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice;

                  (d) if to any Lender, at such Lender's address set forth on Schedule II hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile,
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third US or Canadian (as applicable) Business Day following the mailing thereof and (iii) if delivered by a Website Posting, upon delivery of a notice or other communication of such posting (including the information necessary to access such site) by another means set forth in this (Section)21.

                               22. GOVERNING LAW.

         THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW (Section)5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWERS CONSENTS AND AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN (Section)21. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  23. HEADINGS.

         The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                24. COUNTERPARTS.

         This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

                           25. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (Section)27.

                         26. WAIVER OF JURY TRIAL, ETC.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE BORROWERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE, ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES AND WAIVES ALL SURETYSHIP DEFENSES GENERALLY. EACH OF THE BORROWERS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER, THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BECAUSE OF, AMONG OTHER THINGS, EACH OF THE BORROWER'S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

                     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         27.1 CONSENTS AND APPROVALS. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or any of their Restricted Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

                  (a) without the written consent of the Borrowers and each Lender directly affected thereby:

                           (i) reduce or forgive the principal amount of any
                  Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Commitment Fee or Letter of Credit Fees (other than interest accruing pursuant to (Section)6.10 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

                           (ii) increase the amount of such Lender's Commitment or extend the expiration date of such Lender's Commitment;
                  and

                           (iii) postpone or extend the Maturity Date or any
                  other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to (Section)6.10, (B) any vote to rescind any acceleration made pursuant to (Section)14.1 of amounts owing with respect to the Loans and other Obligations and (C) any modifications of the provisions relating to amounts, timing or application of prepayments of Loans and other Obligations, including under (Sections)4.2.2 - 4.2.5 shall require only the approval of the Required Lenders);

                  (b)      without the written consent of all the Lenders,

                           (i) amend or waive the definition of Required
                  Lenders;

                           (ii) amend or waive this (Section)27;

                           (iii) other than pursuant to a transaction permitted
                  by the terms of this Credit Agreement, release all or substantially all of the Collateral or release any Guarantor or Guarantors having in the aggregate total assets in excess of ten percent (10%) of the Consolidated Total Assets of the Borrowers and their Restricted Subsidiaries from their guaranty obligations under the Guaranty (excluding, if the Borrower or any Restricted Subsidiary of a Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders);

                  (c) without the written consent of the Administrative Agent, amend or waive (Section)16, the amount or time of payment of the Agent's Fee or any other provision applicable to the Administrative Agent;

                  (d) without the written consent of the Swingline Lender, amend or waive any provision applicable to the Swingline Lender; and

                  (e) without the written consent of the Issuing Lender, amend or waive the amount or time of payment of any Letter of Credit Fees or other fees payable for the Issuing Lender's account or any other provision applicable to the Issuing Lender.

         No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

         27.2 INCREASE IN COMMITMENTS OR ADDITION OF A NEW TERM LOAN. Notwithstanding anything in this Credit Agreement to the contrary, each of the Lenders agrees that at any time following the Closing Date and so long as a Default or Event of Default shall not have occurred and be continuing or would result therefrom, the US Borrower may, on not more than two occasions request, by notice to the Administrative Agent, that the Total Commitment be increased and/or a term loan be made to the US Borrower (the "New Term Loan") in an aggregate amount of up to $100,000,000. The Administrative Agent shall have the right to solicit additional financial institutions to become Lenders for purposes of this Credit Agreement or to encourage any Lender to increase its Commitment or join in the making of the New Term Loan, provided that (a) each financial institution that becomes a Lender shall agree to become a party to, and shall assume and agree to be bound by, this Credit Agreement, subject to all terms and conditions hereof; (b) the Administrative Agent shall have no obligation to the US Borrower or to any Lender to solicit additional financial institutions or any Lender pursuant to this (Section)27.2; (c) no Lender shall have an obligation to the Borrowers, the Administrative Agent or any other Lender to increase its Commitment or its Commitment Percentage or to make the New Term Loan to the US Borrower; (d) in no event shall the addition of any Lender or Lenders, the increase in the Commitment of any Lender or the addition of the New Term Loan under this (Section)27.2 increase the sum of the total amount of Loans, Letter of Credit Obligations and unused Commitments of the Lenders under this Credit Agreement to an amount greater than $350,000,000; and
(e) the New Term Loan shall be secured on a pari passu basis with the other Obligations under the Credit Agreement. Each of the Lenders agrees that upon the addition of any Lender, the increase in the Commitment of any Lender or the making of the New Term Loan to the US Borrower, the Administrative Agent may, without the further consent of the Lenders, amend Schedule II to reflect such increase or addition and may amend the Credit Agreement and the other Loan Documents to make such conforming changes to the Credit Agreement and the other Loan Documents as the Administrative Agent may determine are necessary to accomplish the increase in the Total Commitment and/or addition of the New Term Loan and the adjustments to the Commitment Percentages relating thereto. The Administrative Agent agrees to provide to the Lenders and the Borrowers an executed copy of any amendments made pursuant to this (Section)27.2.

                                28. SEVERABILITY.

         The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                         29. TRANSITIONAL ARRANGEMENTS.

         29.1. PRIOR CREDIT AGREEMENT SUPERSEDED. On the Closing Date, this Credit Agreement shall supersede the Prior Credit Agreement in its entirety, except as provided in this (Section)29. On the Closing Date, the rights and obligations of the parties evidenced by the Prior Credit Agreement shall be evidenced by the Credit Agreement and the other Loan Documents, the "Loans" as defined in the Prior Credit Agreement shall be converted to Loans as defined herein and the Existing Letters of Credit issued by the Issuing Lender for the account of the US Borrower or any of its Restricted Subsidiaries prior to the Closing Date shall be converted into Letters of Credit under this Credit Agreement. The parties hereto agree that the changes to the terms and conditions of the Prior Credit Agreement set out herein and the execution of these presents shall not constitute novation and all the security interests, hypothecs, pledges and other collateral of whatever nature securing any of the Obligations shall continue to apply to the Prior Credit Agreement, as amended and restated by these presents, and to the other Loan Documents. Without limiting the generality of the foregoing and to the extent necessary, the Lenders and the Administrative Agent reserve all of their rights under each of the Security Documents and each of the Canadian Borrower, the Canadian Guarantors, GWIC and Emons Railroad Group, Inc. hereby obligates itself again in respect of all present and future Obligations under, inter alia, the Prior Credit Agreement, as amended and restated by this Credit Agreement, pursuant to and under the relevant section of the applicable movable and immovable hypothecs previously granted by the relevant grantor. To the extent necessary, each of the Canadian Guarantors, GWIC and Emons Railroad Group, Inc. hereby waives the benefits of division and discussion that may be applicable under any of the Loan Documents.

         29.2. RETURN AND CANCELLATION OF PRIOR NOTES. As soon as reasonably practicable after the Closing Date, the Lenders under the Prior Credit Agreement will promptly return to the Borrowers, marked "Substituted" or "Cancelled", as the case may be, any notes held by the Lenders pursuant to the Prior Credit Agreement.

         29.3. INTEREST AND FEES UNDER SUPERSEDED AGREEMENT. All interest and fees and expenses, if any, owing or accruing under or in respect of the Prior Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro rated in the case of any fractional periods), and shall be paid on the Closing Date. Commencing on the Closing Date, the Commitment Fees hereunder shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders in accordance with (Section)2.2.

                    30. DISTRIBUTION OF COLLATERAL PROCEEDS.

         In the event that, following the acceleration of any of the Obligations, any of the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, fees, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or Liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's Fee payable pursuant to (Section)6.1.1 and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (Section)9-608(a)(1)(C) or (Section)9-615(a)(3) of the Uniform Commercial Code of the State of New York and any Canadian equivalent; and

                  (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

               31. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

         31.1. CONFIDENTIALITY. Each of the Lenders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by either Borrower or any of their its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this (Section)31, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than a Borrower, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or Affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of (Section)31 or (i) with the consent of the Borrowers. Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with either of the Borrowers or any of their Subsidiaries or any of their businesses.

         31.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

         31.3. OTHER. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by either of the Borrowers or any of their Subsidiaries. The obligations of each Lender under this (Section)31 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.

                  BORROWERS:             GENESEE & WYOMING INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name: Mark W. Hastings
                                            Title:

                                         QUEBEC GATINEAU RAILWAY INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name: Mark W. Hastings
                                            Title:

                  LENDERS: FLEET NATIONAL BANK, individually and as Administrative Agent, Issuing Lender and Swingline Lender

                                         By: /s/ Paul G. Feloney
                                            ------------------------------------
                                            Name: Paul G. Feloney, Jr.
                                            Title: Managing Director

                                         JPMORGAN CHASE BANK, individually and
                                         as Syndication Agent

                                         By: /s/ Alan J. Aria
                                            ------------------------------------
                                            Name: Alan J. Aria
                                            Title: Vice President

                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         individually and as Syndication Agent

                                         By: /s/ Robert W. Hart
                                             -----------------------------------
                                             Name: Robert W. Hart
                                             Title: First Vice President

                                         SOVEREIGN BANK, individually and as
                                         Syndication Agent

                                         By: /s/ Dexter Freeman
                                             -----------------------------------
                                             Name: Dexter Freeman
                                             Title: SVP

                                         THE BANK OF NOVA SCOTIA, individually
                                         and as Syndication Agent

                                         By: /s/ William E. Zarrett
                                             -----------------------------------
                                             Name: William E. Zarrett
                                             Title: Managing Director

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         individually and as Syndication Agent

                                         By: /s/ Eileen E. McCrickard
                                             -----------------------------------
                                             Name: Eileen E. McCrickard
                                             Title: Vice President

                                         KEY BANK NATIONAL ASSOCIATION

                                         By: /s/ Patrick J. Kelly
                                             -----------------------------------
                                             Name: Patrick J. Kelly
                                             Title: Vice President

                                         NATIONAL CITY BANK

                                         By: /s/ Brian Gallagher
                                             -----------------------------------
                                             Name: Brian Gallagher
                                             Title: Vice President

                                         LANDESBANK SCHLESWIG-HOLSTEIN

                                         By: /s/ Munting / Behr
                                             -----------------------------------
                                             Name: Munting     Behr
                                             Title: SVP        AVP

                                         BRANCH BANKING AND TRUST COMPANY

                                         By: /s/ Cory Boyle
                                             -----------------------------------
                                             Name: Cory Boyle
                                             Title: SVP

                                         CITIZENS BANK

                                         By: /s/ Marina E. Gross
                                             -----------------------------------
                                             Name: Marina E. Gross
                                             Title: Vice President

                                         PNC BANK, NATIONAL ASSOCIATION

                                         By: /s/ Daniel K. Fitzpatrick
                                             -----------------------------------
                                             Name: Daniel K. Fitzpatrick, CFA
                                             Title: Vice President

                                         COMERICA BANK

                                         By: /s/ Stacey V. Judd
                                             -----------------------------------
                                             Name: Stacey V. Judd
                                             Title: Account Officer

                                         COMERICA BANK, Canada Branch

                                         By: /s/ Robert Rosen
                                             -----------------------------------
                                             Name: Robert Rosen
                                             Title: Vice-President

                                         HSBC BANK USA

                                         By: /s/ Guy R. Nudd
                                             -----------------------------------
                                             Name: Guy R. Nudd
                                             Title: Vice President

                                         REGIONS BANK

                                         By: /s/ Jim Schmalz
                                             -----------------------------------
                                             Name: Jim Schmalz
                                             Title: Vice President

                                         WEBSTER BANK

                                         By: /s/  Barbara A. Keegan
                                             -----------------------------------
                                             Name: Barbara A. Keegan
                                             Title: Vice President

             US GUARANTORS:              BRADFORD INDUSTRIAL RAIL, INC.
                                         THE DANSVILLE AND MOUNT
                                          MORRIS RAILROAD COMPANY
                                         GENESEE & WYOMING RAILROAD
                                          SERVICES, INC.
                                         GENESEE AND WYOMING
                                          RAILROAD COMPANY
                                         ROCHESTER & SOUTHERN
                                          RAILROAD, INC.
                                         ALLEGHENY & EASTERN
                                          RAILROAD, INC.
                                         BUFFALO & PITTSBURGH
                                          RAILROAD, INC.
                                         PITTSBURG & SHAWMUT RAILROAD,
                                          INC.
                                         LOUISIANA & DELTA
                                          RAILROAD, INC.
                                         ILLINOIS & MIDLAND RAILROAD, INC.
                                         PORTLAND & WESTERN
                                          RAILROAD, INC.
                                         WILLAMETTE & PACIFIC
                                          RAILROAD, INC.
                                         GOLDEN ISLES TERMINAL
                                          RAILROAD, INC.
                                         SAVANNAH PORT TERMINAL
                                          RAILROAD, INC.
                                         CAROLINA COASTAL RAILWAY, INC.
                                         COMMONWEALTH RAILWAY,
                                          INCORPORATED
                                         CORPUS CHRISTI TERMINAL
                                          RAILROAD, INC.
                                         RAIL LINK, INC.
                                         TALLEYRAND TERMINAL RAILROAD
                                          COMPANY, INC.
                                         SOUTH BUFFALO RAILWAY COMPANY

                                         By: /s/ John C. Hellmann
                                            ----------------------------------
                                            Name:    John C. Hellmann
                                            Title:   Assistant Treasurer

            US GUARANTORS:
            (CONTINUED)                  YORK RAIL LOGISTICS, INC. (FORMERLY
                                          EMONS LOGISTICS SERVICES, INC.)
                                         EMONS TRANSPORTATION GROUP,
                                          INC.
                                         EMONS RAILROAD GROUP, INC.
                                         MAINE INTERMODAL
                                          TRANSPORTATION, INC.
                                         ST. LAWRENCE & ATLANTIC
                                          RAILROAD COMPANY
                                         YORK RAILWAY COMPANY
                                         SLR LEASING CORP.

                                         By: /s/ John C. Hellmann
                                            ------------------------------------
                                            Name:   John C. Hellmann
                                            Title:  Treasurer

                                         EMONS INDUSTRIES, INC.

                                         By: /s/ John C. Hellmann
                                            ------------------------------------
                                            Name:   John C. Hellmann
                                            Title:  Vice President/Assistant
                                                    Secretary

                                         YORKRAIL, LLC
                                         By: /s/ John C. Hellmann
                                            ------------------------------------
                                            Name:
                                            Title:

                                         MARYLAND AND PENNSYLVANIA
                                         RAILROAD, LLC

                                         By: /s/ Scott Ziegler
                                            ------------------------------------
                                            Name:
                                            Title:

                                         EMONS FINANCE CORP.

                                         By: /s/ Michael Holben
                                            ------------------------------------
                                            Name:   Michael Holben
                                            Title:  President

                  US GUARANTORS:
                  (CONTINUED)
                                         GWI CANADA, INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name:   Mark W. Hastings
                                            Title:  Treasurer

                                         GWI RAIL
                                         MANAGEMENT CORPORATION

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name:   Mark W. Hastings
                                            Title:  Secretary

                                         GWI LEASING CORPORATION

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name:   Mark W. Hastings
                                            Title:  President

                                         P & L JUNCTION HOLDINGS, INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name:   Mark W. Hastings
                                            Title:  Vice President

                                         UTAH RAILWAY COMPANY
                                         SALT LAKE CITY SOUTHERN RAILROAD
                                         COMPANY, INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name:   Mark W. Hastings
                                            Title:  Vice President and
                                                    Secretary

                  CANADIAN
                  GUARANTORS:            GENESEE RAIL-ONE INC.
                                         MIRABEL RAILWAY INC.
                                         RAIL-ONE INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name: Mark W. Hastings
                                            Title: Treasurer

                                         HURON CENTRAL RAILWAY INC.

                                         By: /s/ Charles N. Marshall
                                            ------------------------------------
                                            Name: Charles N. Marshall
                                            Title:

                                         ST. LAWRENCE  & ATLANTIC RAILROAD
                                         (QUEBEC) INC.

                                         By: /s/ Mark W. Hastings
                                            ------------------------------------
                                            Name: Mark W. Hastings
                                            Title: Secretary